UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22431

                             RIVERPARK FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                    ________


                        156 West 56th Street, 17th Floor
                               New York, NY 10019
              (Address of principal executive offices) (Zip code)

                                  Morty Schaja
                        156 West 56th Street, 17th Floor
                               New York, NY 10019
                    (Name and address of agent for service)

                                With copies to:
                                Thomas R. Westle
                                 Blank Rome LLP
                              405 Lexington Avenue
                               New York, NY 10174

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-484-2100

                  DATE OF FISCAL YEAR END: SEPTEMBER 30, 2013

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2013

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                                          [RIVERPARK FUNDS LOGO]

                                                                   Annual Report
                                                              September 30, 2013




                  RiverPark Large Growth Fund
                  Retail Class and Institutional Class Shares

                  RiverPark/Wedgewood Fund
                  Retail Class and Institutional Class Shares

                  RiverPark Short Term High Yield Fund
                  Retail Class and Institutional Class Shares

                  RiverPark Long/Short Opportunity Fund
                  Retail Class and Institutional Class Shares

                  RiverPark/Gargoyle Hedged Value Fund
                  Retail Class and Institutional Class Shares

                  RiverPark Structural Alpha Fund
                  Retail Class and Institutional Class Shares

                  RiverPark Strategic Income Fund
                  Retail Class and Institutional Class Shares




Investment Adviser:
RiverPark Advisors, LLC

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Management's Discussion of Fund Performance and Analysis
     RiverPark Large Growth Fund ............................................  1
     RiverPark/Wedgewood Fund ...............................................  3
     RiverPark Short Term High Yield Fund ...................................  5
     RiverPark Long/Short Opportunity Fund ..................................  7
     RiverPark/Gargoyle Hedged Value Fund ................................... 10
     RiverPark Structural Alpha Fund ........................................ 12
Schedules of Investments
     RiverPark Large Growth Fund ............................................ 15
     RiverPark/Wedgewood Fund ............................................... 16
     RiverPark Short Term High Yield Fund ................................... 17
     RiverPark Long/Short Opportunity Fund .................................. 20
     RiverPark/Gargoyle Hedged Value Fund ................................... 24
     RiverPark Structural Alpha Fund ........................................ 26
     RiverPark Strategic Income Fund ........................................ 28
Statements of Assets and Liabilities ........................................ 29
Statements of Operations .................................................... 31
Statements of Changes in Net Assets ......................................... 33
Financial Highlights ........................................................ 36
Notes to Financial Statements ............................................... 40
Report of Independent Registered Public Accounting Firm ..................... 57
Trustees and Officers of the Trust .......................................... 58
Disclosure of Fund Expenses ................................................. 60
Approval of the Investment Advisory and Investment Sub Advisory Agreements .. 62
Notice to Shareholders ...................................................... 68

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission's website at http://www.sec.gov.

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                          RIVERPARK LARGE GROWTH FUND

For the fiscal year ended September 30, 2013, the RiverPark Large Growth Fund gained 23.46% and 23.15% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 19.27% and the S&P 500 Index gained 19.34% . The Fund's outperformance was primarily a result of the Fund's ability to purchase some key holdings when they were out of favor and selling at what, we believed, were attractive prices over the fiscal year.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 0.94% for the December quarter, 10.29% for the March quarter, 2.72% for the June quarter, and 7.96% in the September quarter. These results followed a similar pattern of the market which also exhibited performance that was not uniform across quarters.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Consumer Discretionary, Financials, Industrials and Energy. The Fund's worst fiscal year-to-date performing sectors were Health Care, Telecommunication Services, Information Technology and Materials. The Fund's best fiscal year-to-date performers were The Blackstone Group LP, priceline.com, TD Ameritrade Holding, Dollar Tree and Alliance Data Systems. The Fund's worst fiscal year-to-date performers were Apple, Equinix, EMC, Edwards Lifesciences and VeriFone Systems.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a "value orientation toward growth." RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.








This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

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                                       1

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Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large
 Growth Fund, Retail Class Shares, versus the Russell 1000 Growth Index and the
                                 S&P 500 Index


                                          ----------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS FOR
                                                    THE PERIOD ENDED SEPTEMBER 30, 2013
                                          ----------------------------------------------------------
                                                                 Annualized         Annualized
                                          One Year Return      3 Year Return      Inception to Date*
                                          ----------------------------------------------------------
          Institutional Class Shares           23.46%               18.10%             18.10%
                                          ----------------------------------------------------------
          Retail Class Shares                  23.15%               17.80%             17.80%
                                          ----------------------------------------------------------
          Russell 1000 Growth Index            19.27%               16.94%             16.94%
                                          ----------------------------------------------------------
          S&P 500 Index                        19.34%               16.27%             16.27%
                                          ----------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Investment
                                                                 Date
                                                               9/30/10     9/30/11      9/30/12      9/30/13
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund, Retail Class Shares               $10,000     $10,119      $13,275      $16,347
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                      $10,000     $10,378      $13,407      $15,991
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  $10,000     $10,114      $13,169      $15,716
------------------------------------------------------------------------------------------------------------------------------------


* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

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                                       2

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                            RIVERPARK/WEDGEWOOD FUND

For the fiscal year ended September 30, 2013, the RiverPark/Wedgewood Fund gained 17.15% and 16.79% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 19.27% and the S&P 500 Index gained 19.34%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 0.03% for December quarter, 5.71% for the March quarter, 1.85% for the June quarter, and 8.79% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Financials, Industrials and Health Care. The Fund's worst fiscal year-to-date performing sectors were Energy, Consumer Discretionary and Information Technology. The Fund's best fiscal year-to-date performers were Gilead Sciences, Cognizant Technology Solutions, priceline.com, Charles Schwab and Cummins. The Fund's worst fiscal year-to-date performers were Apple, M&T Bank, Express Scripts Holding, Coach and Expeditors International of Washington.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, the Fund's sub-adviser, Wedgewood Partners Inc. ("Wedgewood") is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%. Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.










This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

--------------------------------------------------------------------------------

                                       3

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        Comparison of Change in the Value of a $10,000 Investment in the
 RiverPark/Wedgewood Fund, Retail Class Shares, versus the Russell 1000 Growth
                          Index and the S&P 500 Index


                                          ----------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                      THE PERIOD ENDED SEPTEMBER 30, 2013
                                          ----------------------------------------------------------
                                                                 Annualized         Annualized
                                          One Year Return      3 Year Return      Inception to Date*
                                          ----------------------------------------------------------
          Institutional Class Shares           17.15%               17.66%             17.66%
                                          ----------------------------------------------------------
          Retail Class Shares                  16.79%               17.35%             17.35%
                                          ----------------------------------------------------------
          Russell 1000 Growth Index            19.27%               16.94%             16.94%
                                          ----------------------------------------------------------
          S&P 500 Index                        19.34%               16.27%             16.27%
                                          ----------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Investment
                                                                 Date
                                                               9/30/10      9/30/11      9/30/12      9/30/13
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund, Retail Class Shares                  $10,000      $10,312      $13,836      $16,160
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                      $10,000      $10,378      $13,407      $15,991
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  $10,000      $10,114      $13,169      $15,716
------------------------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

--------------------------------------------------------------------------------

                                       4

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                      RIVERPARK SHORT TERM HIGH YIELD FUND

For the fiscal year ended September 30, 2013, the RiverPark Short Term High Yield Fund gained 3.39% and 3.14% on its Institutional Class Shares and Retail Class Shares, respectively, while the BofA Merrill Lynch 1-3 Year U.S. Corporate Index gained 1.76% and the BofA Merrill Lynch 1-Year U.S. Treasuries Index gained 0.31% .

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares gained 0.89% for December quarter, 0.96% for the March quarter, 0.46% for the June quarter, and 1.04% in the September quarter.


The Fund realized positive contributions from its investments in each of its five categories of investment in the fiscal year ended September 30, 2013. The Fund realized a contribution to its performance of 1.05% in its investments in the Short Term Maturity category, 1.00% in Redeemed Debt investments, 0.89% in Cushion Bonds, 0.69% in Event-Driven, and 0.64% in Strategic Recap investments.


The Fund continues to strive for maximum yield with the lowest effective duration possible. As of September 30, 2013, 71% of the Fund's invested portfolio is expected to mature or be repaid within 90 days, while 89% of the Fund's invested portfolio is expected to mature or be repaid within 12 months. Over 71% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company's ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in the opinion of the Fund's sub-adviser, Cohanzick Management LLC ("Cohanzick"), will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company's ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick's view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.






This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 1-Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the BofA Merrill Lynch US High Yield Master II Index and the BofA Merrill Lynch U.S. High Yield, 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

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                                       5

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Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short
  Term High Yield Fund, Retail Class Shares, versus the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the BofA Merrill Lynch 1-Year U.S. Treasury
        Index and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index

                                               ----------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                      THE PERIOD ENDED SEPTEMBER 30, 2013
                                               ----------------------------------------------------------
                                                                     Annualized            Annualized
                                               One Year Return      3 Year Return      Inception to Date*
                                               ----------------------------------------------------------

                                               ----------------------------------------------------------
          Institutional Class Shares                3.39%               3.96%               3.96%
                                               ----------------------------------------------------------
          Retail Class Shares                       3.14%               3.69%               3.69%
                                               ----------------------------------------------------------
          BofA Merrill Lynch 1-3 Year U.S.
               Corporate Bond Index                 1.76%               2.55%               2.55%
                                               ----------------------------------------------------------
          BofA Merrill Lynch 1-Year U.S.
               Treasury Index                       0.31%               0.37%               0.37%
                                               ----------------------------------------------------------
          BofA Merrill Lynch 0-3 Year U.S.
               High Yield Index                     6.89%               6.48%               6.48%
                                               ----------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Investment
                                                                 Date
                                                               9/30/10      9/30/11      9/30/12      9/30/13
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund, Retail Class Shares      $10,000      $10,306      $10,809      $11,149
------------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Corporate Bond Index               $10,000      $10,141      $10,598      $10,785
------------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-Year Treasury Index                       $10,000      $10,055      $10,082      $10,113
------------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 0-3 Year US High Yield ex-Financials        $10,000      $10,220      $11,293      $12,071
------------------------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


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                                       6

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                     RIVERPARK LONG/SHORT OPPORTUNITY FUND

For the fiscal year ended September 30, 2013, the RiverPark Long/Short Opportunity Fund gained 0.55% and 0.45% on its Institutional Class Shares and Retail Class Shares, respectively, while the S&P 500 Index gained 19.34% and the Morningstar Long/Short Equity Category gained 9.14% . The average gross and net exposures of the Fund for the fiscal year were 162% and 56% (long 109%, short 53%), respectively.

The Fund's performance for the fiscal year was disappointing. While the Fund performed well with its long positions, the Fund's short portfolio erased almost all of its gains for the year. The Fund's long positions contributed approximately 21.5% for the fiscal year, as compared to the performance of the broad stock market as measured by the S&P 500 which gained 19.3% . The Fund was negatively affected by its short positions which detracted approximately 21% for the fiscal year ended September 30, 2013. On average, holdings in the short book gained 39.6%, substantially greater than the performance of the S&P 500. While we believe the Fund's shorts are comprised of businesses facing major headwinds going forward and have flawed business models, they nonetheless were bid up in price in a market that favored turnarounds.

Investment results for the partial fiscal year were not uniform across quarters. The Institutional Class Shares lost 3.13% for December quarter, gained 1.44% for the March quarter, lost 1.82% for the June quarter, and gained 4.23% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Financials, Consumer Discretionary, Energy, Telecommunication Services and Materials. The Fund's worst fiscal year-to-date performing sectors were Consumer Staples, Information Technology, Health Care and Industrials. The Fund's best fiscal year-to-date performers were The Blackstone Group LP, priceline.com, Cognizant Technology Solutions, Dollar Tree and Starbucks. The Fund's worst fiscal year-to-date performers were comprised of Netflix, Best Buy, Green Dot, Nokia and Electronic Arts.

Derivatives, which were used to marginally leverage the long positions through total return swaps or equity options, contributed approximately 1.1% to the Fund performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund's investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund's investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. We believe the long book is currently comprised of businesses that are still attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. We believe the substantial appreciation of the short book, has created an unusually attractive opportunity to short businesses that we believe are flawed at what we believe are full values. We are cautiously optimistic that we will once again achieve above average performance in the year ahead.



This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

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                                       7

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

               RIVERPARK LONG/SHORT OPPORTUNITY FUND (UNAUDITED)

Supplemental Disclosure:

The following represents a reconciliation of accounting principles generally accepted in the United States of America ("GAAP") to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock, total return swap transactions and option transactions as of September 30, 2013. The total non-GAAP exposure is calculated by using the common stock plus the notional swap and the delta-adjusted options values divided by the net asset value of the Fund as of September 30, 2013.

                                   Reconciliation of GAAP to Non-GAAP Long Exposure by Underlier

                                     GAAP        Non-GAAP                                       GAAP            Non-GAAP
                                   Exposure      Exposure                                      Exposure         Exposure
                                   ----------------------                                      -------------------------
          Accretive Health                                       National Oilwell Varco
          Common Stock               1.0%          1.0%          Common Stock                    3.6%             3.6%
          Total Return Swap            --          0.1%          Total Return Swap                 --             0.0%
                                     ----          ----                                          ----             ----
                                     1.0%          1.1%                                          3.6%             3.6%
                                     ----          ----                                          ----             ----
          Alliance Data Systems                                  priceline.com
          Common Stock               2.3%          2.3%          Common Stock                    3.4%             3.4%
          Total Return Swap            --          0.1%          Total Return Swap                 --             0.1%
                                     ----          ----                                          ----             ----
                                     2.3%          2.4%                                          3.4%             3.5%
                                     ----          ----                                          ----             ----
          American Tower                                         QUALCOMM
          Common Stock               2.9%          2.9%          Common Stock                    5.4%             5.4%
          Total Return Swap            --          0.1%          Total Return Swap                 --             0.1%
                                     ----          ----                                          ----             ----
                                     2.9%          3.0%                                          5.4%             5.5%
                                     ----          ----                                          ----             ----
          Apple                                                  SBA Communications
          Common Stock               3.5%          3.5%          Common Stock                    2.5%             2.5%
          Total Return Swap            --          0.2%          Total Return Swap                 --             0.1%
          Equity Options             0.1%          0.7%                                          ----             ----
                                     ----          ----                                          2.5%             2.6%
                                     3.6%          4.4%                                          ----             ----
                                     ----          ----
                                                                 Schlumberger
          Cabot Oil & Gas                                        Common Stock                    1.5%             1.5%
          Common Stock               2.4%          2.4%          Total Return Swap                 --             0.1%
          Total Return Swap            --          0.0%                                          ----             ----
                                     ----          ----                                          1.5%             1.6%
                                     2.4%          2.4%                                          ----             ----
                                     ----          ----
                                                                 Southwestern Energy
          CME Group                                              Common Stock                    2.3%             2.3%
          Common Stock               2.3%          2.3%          Total Return Swap                 --             2.1%
          Total Return Swap            --          0.1%                                          ----             ----
                                     ----          ----                                          2.3%             4.4%
                                     2.3%          2.4%                                          ----             ----
                                     ----          ----
                                                                 Visa
          Dollar Tree                                            Common Stock                    2.9%             2.9%
          Common Stock               1.5%          1.5%          Total Return Swap                 --             0.2%
          Total Return Swap            --          1.3%                                          ----             ----
                                     ----          ----                                          2.9%             3.1%
                                     1.5%          2.8%                                          ----             ----
                                     ----          ----
                                                                 Walt Disney
          eBay                                                   Common Stock                    1.0%             1.0%
          Common Stock               1.4%          1.4%          Total Return Swap                 --             1.2%
          Total Return Swap            --          1.4%                                          ----             ----
                                     ----          ----                                          1.0%             2.2%
                                                                                                 ----             ----
                                     1.4%          2.8%
                                     ----          ----
          Mastercard                                             REMAINING UNDERLIERS,
          Common Stock               0.8%          0.8%          COMMON STOCK                    60.6%            60.6%
          Total Return Swap            --          1.5%                                          ------           ------
                                     ----          ----          TOTAL, BEFORE TIME DEPOSIT      101.4%           110.7%
                                     0.8%          2.3%                                          ------           ------
                                     ----          ----          TIME DEPOSIT                    11.0%            11.0%
                                                                                                 ------           ------
                                                                 TOTAL, AFTER TIME DEPOSIT       112.4%           121.7%
                                                                                                 ======           ======
--------------------------------------------------------------------------------


[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund, Retail Class Shares, versus the S&P 500 Index and
                     Morningstar Long/Short Equity Category


                                               ----------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                      THE PERIOD ENDED SEPTEMBER 30, 2013
                                               ----------------------------------------------------------
                                                                     Annualized            Annualized
                                               One Year Return      3 Year Return**   Inception to Date**
                                               ----------------------------------------------------------

                                               ----------------------------------------------------------
          Institutional Class Shares*                0.55%               11.62%               9.24%
                                               ----------------------------------------------------------
          Retail Class Shares*                       0.45%               11.54%               9.19%
                                               ----------------------------------------------------------
          S&P 500 Index                             19.34%               16.27%              14.70%
                                               ----------------------------------------------------------
          Morningstar Long/Short Equity
               Category                              9.14%                4.60%               3.84%
                                               ----------------------------------------------------------



                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Investment
                                                                 Date
                                                               9/30/09      9/30/10      9/30/11      9/30/12      9/30/13

RiverPark Long/Short Opportunity, Retail Class Shares          $10,000      $10,242      $10,708      $14,151      $14,215
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  $10,000      $11,016      $11,142      $14,507      $17,313
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category                         $10,000      $10,160      $9,859       $10,655      $11,628
------------------------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on March 30, 2012.

** The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                      RIVERPARK/GARGOYLE HEDGED VALUE FUND

For the fiscal year ended September 30, 2013, the RiverPark/Gargoyle Hedged Value Fund gained 28.54% and 28.42% on its Institutional Class Shares and Retail Class Shares, respectively, while the S&P 500 Index gained 19.34% and the Russell 1000 Value Index gained 22.30% . For the fiscal year ended September 30, 2013, the Fund's equities gained 39.6% and the Fund lost 11.1% in its index option positions.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 7.72% for December quarter, 9.47% for the March quarter, 2.62% for the June quarter, and 6.22% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Health Care, Consumer Discretionary and Industrials. The Fund's worst fiscal year-to-date performing sectors were Telecommunication Services, Materials, Energy and Financials. The Fund's best fiscal year-to-date performers were Safeway, Celgene, Pitney Bowes, Jazz Pharmaceuticals and Electronic Arts. The Fund's worst fiscal year-to-date performers were Cliffs Natural Resources, Alpha Natural Resources, Apollo Group, SandRidge Energy and Abbott Laboratories.

The RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies. First, the Fund intends to be fully invested in equity securities of medium-large capitalization companies (the "Stock Portfolio") that Gargoyle, the Fund's sub-adviser, believes are attractively priced relative to medium-large capitalization stocks generally. Second, the Fund sells index call options ("Options Portfolio") against the Stock Portfolio in an effort to increase the Fund's income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. The Fund expects to maintain a net market exposure of between 35% and 65%.

We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years. Additionally, the Adviser believes that the Fund can gain performance from its index option writing activities while it also believes the options can decrease overall performance volatility.






This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the RiverPark/Gargoyle Hedged Value Fund, Retail Class Shares, versus the S&P 500
                     Index and the Russell 1000 Value Index

                                    ------------------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2013
                                    ------------------------------------------------------------------------------------------------
                                                         Annualized         Annualized         Annualized          Annualized
                                    One Year Return    3 Year Return**    5 Year Return**    10 Year Return**    Inception to Date**
                                    ------------------------------------------------------------------------------------------------
   Institutional Class Shares*           28.54%             11.72%             11.82%             9.23%               8.68%
                                    ------------------------------------------------------------------------------------------------
   Retail Class Shares*                  28.42%             11.61%             11.75%             9.19%               8.65%
                                    ------------------------------------------------------------------------------------------------
   S&P 500 Index                         19.34%             16.27%             10.02%             7.57%               2.91%
                                    ------------------------------------------------------------------------------------------------
   Russell 1000 Value Index              22.30%             16.25%              8.86%             7.99%               5.52%
                                    ------------------------------------------------------------------------------------------------



                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                               Initial Investment
                                                                      Date
                                                                    9/30/03       9/30/04     9/30/05      9/30/06      9/30/07
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value Fund, Retail Class Shares           $10,000      $11,781      $14,302      $16,142      $17,714
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                       $10,000      $11,387      $12,782      $14,161      $16,489
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                            $10,000      $12,052      $14,063      $16,119      $18,448
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   9/30/08   9/30/09   9/30/10   9/30/11   9/30/12   9/30/13
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value Fund, Retail Class Shares          $13,826   $14,920   $17,330   $16,575   $18,782   $24,095
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                      $12,865   $11,977   $13,194   $13,345   $17,375   $20,736
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                           $14,102   $12,604   $13,726   $13,467   $17.630   $21,562
------------------------------------------------------------------------------------------------------------------------------------


* Fund commenced operations on April 30, 2012.

** The performance data quoted for periods prior to April 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations prior to the periods shown. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations in 1997. Substantial changes were made to the strategy in January 2000, consistent with the strategy of the Fund. Performance results during years 1997 through 1999 are available upon request by calling the Fund at 888-564-4517.

For periods after April 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRUCTURAL ALPHA FUND

For the fiscal year ended September 30, 2013, the RiverPark Structural Alpha Fund gained 4.72% on both its Institutional Class Shares and Retail Class Shares, while the S&P 500 Index gained 19.34% and the Morningstar Long/Short Equity Category gained 9.14% .(1) Investment results for the partial fiscal year (upon conversion from the predecessor partnership structure) beginning on June 28th, 2013 were 1.20% for both share classes, while the S&P 500 Index gained 5.24% and the Morningstar Long/Short Equity Category gained 3.46%.

The Fund derives its performance through the combination of three core portfolio components. Each one of these components is designed to address specific trade-offs between risk and return, and the overall risk and return profile of the Fund is achieved through an optimized combination of all three components. In addition, because the strategy is a net seller of options, we anticipate that it will typically generate a net positive cash position. This component is held in a collateral account consisting of cash and high-grade, short-duration fixed income positions. For the quarter ending on September 30th, 2013, the performance of each of these components was as follows:

     1. Long Biased Global Index Options: These are packages of call and put options that are intended to both help the Fund establish its long bias while creating zones of enhancement and protection around broad equity index returns. The exposure is typically between 40% and 80%. For the quarter that just ended, the average exposure was 65.6% and this component returned 2.65% in what was a strong equity market with the S&P gaining 5.24%.

     2. Non Directional Global Index Options: The Fund typically shorts a basket of short-dated straddles or strangles in order to take advantage of options that we believe are statistically expensive. This component is market neutral and we believe it should perform well in markets that are relatively stable and range-bound. The exposure is typically between 40% and 80%. For the quarter that just ended, the average exposure was 60.5% and this component returned -0.10% as the markets remained volatile.

     3. Constant Hedge: This component is a market short, using futures and options, that is designed to try to reduce the portfolio's exposure to market declines. The exposure is typically between 20% and 40%. We believe that this component may help protect against sharp downward moves, and as such it's weighting in the portfolio changes based on the weightings of the other two components. For the quarter that just ended, the average exposure was 23.1% and this component returned -1.35% which was not surprising given the S&P gained 5.24%.

     4. Collateral: For the quarter ended September 30th, 2013, the collateral account consisted of cash and Treasury Bills. Given the near-zero returns of cash and cash equivalent securities, the performance of this component was essentially flat.

The RiverPark Structural Alpha Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices by investing using a portfolio of options that we believe will generate exposure structurally to equity markets with less volatility. The Fund takes a systematic approach to investing in equity markets, with a long bias that we believe will achieve a positive effect on performance by compounding a higher percentage of market gains than losses. The Fund makes consistent trade-offs between risks and return in an attempt to generate more stable returns, partially protect against downside risk, and lessen portfolio volatility.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

The Fund's investment philosophy is based on the belief that options on market indices are generally overpriced, and therefore, an approach that involves predominately selling these index options will generate structurally superior risk-adjusted returns. The non-linear profile of options makes them an ideal tool to modify market performance in order to achieve the Fund's objectives. Historically, the actual volatility of underlying indices has been, on average, less than the implied volatilities suggested by the prices of index options.

We believe that the structural reasons for this persistent spread between implied and realized volatility will continue. By making systematic tradeoffs between potential upside participation for the possibility to generate more stable returns, protect against downward moves, and reduce portfolio volatility, we are cautiously optimistic that the Fund can achieve its objective of providing long-term capital appreciation while exposing investors to less risk than broad stock market indicies.

(1) The performance data for periods prior to June 28, 2013 is that of Wavecrest Partners Fund I L.P. (the'' Predecessor Fund''). The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower.


















This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   Comparison of Change in the Value of a $10,000 Investment in the RiverPark
      Structural Alpha Fund, Retail Class Shares, versus the S&P 500 Index

                                                ------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2013
                                                ------------------------------------------------------------------------------------
                                                                         Annualized           Annualized             Annualized
                                                One Year Return**      3 Year Return**      5 Year Return**      Inception to Date**
                                                ------------------------------------------------------------------------------------
     Institutional Class Shares*                      4.72%                  6.90%                9.63%                9.64%
                                                ------------------------------------------------------------------------------------
     Retail Class Shares*                             4.72%                  6.90%                9.63%                9.64%
                                                ------------------------------------------------------------------------------------
     S&P 500 Index                                   19.34%                 16.27%               10.02%                9.13%
                                                ------------------------------------------------------------------------------------
     Morningstar Long/Short Equity Category           9.14%                  4.60%                2.69%                2.36%
                                                ------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                          Initial Investment
                                                               Date
                                                              9/26/08          9/30/08  9/30/09  9/30/10  9/30/11  9/30/12  9/30/13

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha, Retail Class Shares               $10,000          $10,016  $11,788  $12,985  $13,205  $15,146  $15,862
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                 $10,000          $9,616   $8,952   $9,861   $9,974   $12,987  $15,498
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category                        $10,000          $10,000  $10,016  $10,176  $9,875   $10,672  $11,237
------------------------------------------------------------------------------------------------------------------------------------


* Fund commenced operations on June 28, 2013.

** The performance data quoted for periods prior to June 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations on September 26, 2008.

For periods after June 28, 2013, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                               RiverPark Large Growth Fund
                                                     September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

23.6%      Information Technology
20.6%      Consumer Discretionary
18.3%      Financials
10.5%      Energy
10.4%      Industrials
 5.7%      Materials
 5.0%      Telecommunication Services
 3.8%      Health Care
 2.1%      Time Deposit

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 98.5%**

   Consumer Discretionary -- 20.7%
     Discovery Communications, Cl C*              7,180             $   561
     Dollar Tree*                                16,332                 934
     Dollarama                                    8,711                 708
     Fossil Group*                                3,306                 384
     Las Vegas Sands                             10,257                 681
     priceline.com*                                 939                 949
     Ralph Lauren, Cl A                           2,960                 488
     Starbucks                                    7,698                 592
     Ulta Salon Cosmetics & Fragrance*            2,831                 338
     Walt Disney                                 10,097                 651
     Wynn Resorts                                 2,877                 455
                                                                      -----
                                                                      6,741
                                                                      -----
   Energy -- 10.6%
     Cabot Oil & Gas, Cl A                       17,586                 656
     National Oilwell Varco                      11,084                 866
     Noble Energy                                 5,812                 390
     Schlumberger                                 3,761                 332
     Southwestern Energy*                        33,270               1,210
                                                                      -----
                                                                      3,454
                                                                      -----
   Financials -- 18.4%
     American Express                             5,381                 406
     Charles Schwab                              22,923                 485
     CME Group, Cl A                              7,781                 575
     KKR & Co., LP (a)                           32,406                 667
     Mastercard, Cl A                             1,150                 774
     TD Ameritrade Holding                       23,657                 619
     The Blackstone Group LP (a)                 65,350               1,626
     Visa, Cl A                                   4,339                 829
                                                                      -----
                                                                      5,981
                                                                      -----

   Health Care -- 3.8%
     Edwards Lifesciences*                        4,424                 308
     Illumina*                                    3,800                 307
     Intuitive Surgical*                            830                 312
     Perrigo                                      2,486                 307
                                                                      -----
                                                                      1,234
                                                                      -----


--------------------------------------------------------------------------------
                                              Shares/Face
Description                                   Amount (000)           Value (000)
--------------------------------------------------------------------------------
  Industrials -- 10.4%
    B/E Aerospace*                                5,356            $    396
    Precision Castparts                           1,660                 377
    Realogy Holdings*                            35,529               1,528
    Stericycle*                                   2,664                 308
    Trimble Navigation*                          13,129                 390
    Verisk Analytics, Cl A*                       6,049                 393
                                                                      -----
                                                                      3,392
                                                                      -----
  Information Technology -- 23.8%
    Alliance Data Systems*                        3,144                 665
    Apple                                         2,412               1,150
    Cognizant Technology
    Solutions, Cl A*                              9,971                 819
    eBay*                                        16,444                 917
    Equinix*                                      7,991               1,468
    Genpact*                                     20,155                 380
    Google, Cl A*                                   965                 845
    QUALCOMM                                     22,242               1,499
                                                                      -----
                                                                      7,743
                                                                      -----
  Materials -- 5.8%
    Ecolab                                        3,997                 395
    Monsanto                                     11,080               1,156
    Praxair                                       2,651                 319
                                                                      -----
                                                                      1,870
                                                                      -----
  Telecommunication Services -- 5.0%
    American Tower REIT, Cl A                    12,402                 919
    SBA Communications, Cl A*                     8,849                 712
                                                                      -----
                                                                      1,631
                                                                      -----
Total Common Stock
    (Cost $25,609) (000)                                             32,046
                                                                     ------

Time Deposit -- 2.1%

    Brown Brothers, 0.010%, 10/01/13
    (Cost $685) (000)                          $    685                 685
                                                                   --------
Total Investments -- 100.6%
    (Cost $26,294) (000)                                           $ 32,731
                                                                   ========

As of September 30, 2013, all of the Fund's investments were considered Level 1, except for the Time Deposit which was Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

    Percentages are based on Net Assets of $32,520 (000).
*   Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a) Security considered Master Limited Partnership. At September 30, 2013, these securities amounted to $2,293 (000) or 7.1% of Net Assets.
Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                                  RiverPark/Wedgewood Fund
                                                        September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

31.6%      Information Technology
18.0%      Financials
16.0%      Health Care
11.9%      Industrials
 9.3%      Consumer Discretionary
 6.6%      Time Deposit
 6.6%      Energy

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 93.2%**

  Consumer Discretionary -- 9.3%
     Coach                                      865,000        $     47,169
     Monster Beverage*                          481,000              25,132
     priceline.com*                              37,000              37,405
                                                                    -------
                                                                    109,706
                                                                    -------
  Energy -- 6.5%
     National Oilwell Varco                     435,000              33,978
     Schlumberger                               491,000              43,385
                                                                    -------
                                                                     77,363
                                                                    -------
  Financials -- 18.0%
     American Express                           338,000              25,526
     Berkshire Hathaway, Cl B*                  633,000              71,852
     Charles Schwab                           1,237,000              26,150
     M&T Bank                                   410,000              45,887
     Visa, Cl A                                 224,000              42,806
                                                                    -------
                                                                    212,221
                                                                    -------
  Health Care -- 15.9%
     Express Scripts Holding*                 1,085,000              67,031
     Gilead Sciences*                           587,000              36,887
     Perrigo                                    373,000              46,021
     Varian Medical Systems*                    513,000              38,337
                                                                    -------
                                                                    188,276
                                                                    -------
  Industrials -- 11.9%
     Cummins                                    387,000              51,420
     Stericycle*                                428,000              49,391
     Verisk Analytics, Cl A*                    606,000              39,366
                                                                    -------
                                                                    140,177
                                                                    -------
  Information Technology -- 31.6%
     Apple                                      229,000             109,176
     Cognizant Technology
     Solutions, Cl A*                           834,000              68,488
     EMC                                      2,597,000              66,379
     Google, Cl A*                               65,000              56,934
     QUALCOMM                                 1,067,000              71,873
                                                                    -------
                                                                    372,850
                                                                    -------


--------------------------------------------------------------------------------
                                              Shares/Face
Description                                   Amount (000)           Value (000)
--------------------------------------------------------------------------------

Total Common Stock
    (Cost $921,368) (000)                                       $ 1,100,593
                                                                -----------

Time Deposit -- 6.6%
    Brown Brothers, 0.010%, 10/01/13
    (Cost $78,055) (000)                       $ 78,055              78,055
                                                                -----------

Total Investments -- 99.8%
    (Cost $999,423) (000)                                       $ 1,178,648
                                                                ===========

As of September 30, 2013, all of the Fund's investments were considered Level 1, except for the Time Deposit which was Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

    Percentages are based on Net Assets of $1,180,687 (000).
*   Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl -- Class


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark Short Term High Yield Fund
                                            September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

93.9%      Corporate Obligations
 5.2%      Bank Loan Obligations
 0.8%      Time Deposit
 0.1%      Preferred Stock
 0.0%      Asset-Backed Security

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
                                            Face Amount
Description                                    (000)                 Value (000)
--------------------------------------------------------------------------------
Schedule of Investments
Corporate Obligations -- 93.7%

  Consumer Discretionary -- 30.5%
     Allbritton Communications
          8.000%, 05/15/18                     $ 25,350            $ 27,410
     Avis Budget Car Rental
          2.764%, 05/15/14 (a)                    1,378               1,381
     Belo
          8.000%, 11/15/16                          250                 262
     Express
          8.750%, 03/01/18                       16,400              17,507
     Fiesta Restaurant Group
          8.875%, 08/15/16                          250                 268
     GXS Worldwide
          9.750%, 06/15/15                       28,256              29,086
     Hanesbrands
          8.000%, 12/15/16                        5,066               5,351
     Icahn Enterprises
          7.750%, 01/15/16                       33,522              34,653
     Lamar Media
          9.750%, 04/01/14                        6,796               7,085
     Local TV Finance
          9.250%, 06/15/15 (b)                    8,471               8,598
     Media General
          11.750%, 02/15/17                      39,374              43,115
     Nexstar Broadcasting
          8.875%, 04/15/17                       13,712              14,953
     Nielsen Finance
          11.625%, 02/01/14                      31,325              32,460
     Norcraft
          10.500%, 12/15/15                       1,745               1,813
     Pegasus Solutions
          13.000%, 04/15/14 (b)                  10,966              10,308
     Penn National Gaming
          8.750%, 08/15/19                       20,702              22,772
     Sheridan Group
          12.500%, 04/15/14                       7,200               7,236
     XM Satellite Radio
          7.625%, 11/01/18 (b)                    2,215               2,464
                                                                    -------
                                                                    266,722
                                                                    -------


--------------------------------------------------------------------------------
                                            Face Amount
Description                                    (000)                 Value (000)
--------------------------------------------------------------------------------
  Consumer Staples -- 0.9%
     Beverages & More
          9.625%, 10/01/14 (b)                  $ 7,805             $ 7,844
                                                                    -------

  Energy -- 20.0%
     Comstock Resources
          8.375%, 10/15/17                       28,034              29,282
     EPE Holdings/EP Energy Bond
          8.125%, 12/15/17                       31,509              33,046
     Hercules Offshore
          10.500%, 10/15/17 (b)                  29,100              30,955
     McMoRan Exploration
          11.875%, 11/15/14                      19,243              19,471
     Ocean Rig UDW
          9.500%, 04/27/16 (b)                   22,400              23,856
     Panoro Energy
          13.500%, 11/15/18 (c)                  19,450               3,429
          12.000%, 11/15/18 (b)                   2,590               2,758
     Whiting Petroleum
          7.000%, 02/01/14                       31,211              31,952
                                                                    -------
                                                                    174,749
                                                                    -------
  Financials -- 6.7%
     Ally Financial
          6.500%, 10/15/16                          110                 110
     Geo Group REIT
          7.750%, 10/15/17                       10,219              10,682
     HUB International
          8.125%, 10/15/18                       42,753              47,830
                                                                     ------
                                                                     58,622
                                                                     ------

  Health Care -- 4.8%
     Bausch & Lomb
          9.875%, 11/01/15                        7,089               7,142
     Vanguard Health Holding II
          8.000%, 02/01/18                       27,846              29,517
          7.750%, 02/01/19                        4,750               5,118
                                                                     ------
                                                                     41,777
                                                                     ------
  Industrials -- 5.7%
     American Airlines
          7.500%, 03/15/16 (b)                   16,000              19,040
     CNH Capital
          6.250%, 11/01/16                        5,500               6,078
     Continental Airlines Pass-Through
     Trust
          6.940%, 10/15/13                            9                   9
     Signature Group Holdings
          9.000%, 12/31/16                        1,000                 998
     Titan International
          7.875%, 10/01/17 (b)                   22,526              24,035
                                                                     ------
                                                                     50,160
                                                                     ------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark Short Term High Yield Fund
                                            September 30, 2013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Face Amount
Description                                    (000)                 Value (000)
--------------------------------------------------------------------------------
  Information Technology -- 6.1%
     Alion Science and Technology
          12.000%, 11/01/14                     $   632             $   642
     Freescale Semiconductor Holdings
          10.125%, 03/15/18                      20,195              22,124
     NXP
          9.750%, 08/01/18 (b)                    6,087               6,854
     Stratus Technologies Bermuda
          12.000%, 03/29/15                       3,733               3,742
     Stream Global Services
          11.250%, 10/01/14                      19,434              19,605
                                                                     ------
                                                                     52,967
                                                                     ------
  Materials -- 6.0%
     Airgas
          7.125%, 10/01/18                          475                 492
     Appvion
          9.750%, 06/15/14                        4,806               4,788
     Catalyst Paper
          13.000%, 09/13/16 (a) (b)               4,533               4,641
     Cemex Finance
          9.500%, 12/14/16 (b)                    5,204               5,523
     Consolidated Minerals
          8.875%, 05/01/16 (b)                    3,700               3,765
     Packaging Dynamics
          8.750%, 02/01/16 (b)                    6,100               6,344
     Plastipak Holdings
          10.625%, 08/15/19 (b)                  20,630              23,498
     Pretium Packaging
          11.500%, 04/01/16                       3,089               3,328
                                                                     ------
                                                                     52,379
                                                                     ------
  Telecommunication Services -- 13.0%
     Cincinnati Bell
          8.250%, 10/15/17                       25,421              26,521
     Clearwire Communications
          12.000%, 12/01/15 (b)                  31,127              32,644
     DISH DBS
          7.000%, 10/01/13                       29,187              29,187
     Level 3 Financing
          4.146%, 02/15/15 (a)                   21,760              21,798
     Wind Acquisition Finance
          11.750%, 07/15/17 (b)                   2,760               2,936
                                                                    -------
                                                                    113,086
                                                                    -------
Total Corporate Obligations
  (Cost $819,537) (000)                                             818,306
                                                                    -------




--------------------------------------------------------------------------------
                                            Face Amount/
Description                                 Shares (000)           Value (000)
--------------------------------------------------------------------------------
  Preferred Stock -- 0.1%
     Forest City Enterprises
          7.375%, 02/01/34
          (Cost $523) (000)                      26,333            $    523
                                                                   --------

  Asset-Backed Security -- 0.0%

     Other Asset-Backed Security -- 0.0%

     Aircraft Certificate Owner Trust,
        Ser 2003-1A, Cl D
          6.455%, 09/20/22 (b)
          (Cost $383) (000)                   $     376                 376
                                                                   --------

  Bank Loan Obligations -- 5.2%
     Armored Autogroup
          6.000%, 11/05/16                        2,985               2,920
     El Pollo Loco
          9.250%, 07/14/17                        4,937               5,036
     Lee Enterprises
          7.500%, 12/31/15                       18,619              18,406
     MediaNews Group
          8.500%, 03/19/14                        1,188               1,183
     Radio One
          7.500%, 03/31/16                       17,550              17,931
                                                                     ------
Total Bank Loan Obligations
     (Cost $45,878) (000)                                            45,476
                                                                     ------

Time Deposit -- 0.8%
     Brown Brothers, 0.010%, 10/01/13
     (Cost $7,000) (000)                          7,000               7,000
                                                                   --------

Total Investments -- 99.8%
     (Cost $873,321) (000)                                         $871,681
                                                                   ========

As of September 30, 2013, all of the Fund's investments and other financial instruments were considered Level 2, except for Preferred Stock which was Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark Short Term High Yield Fund
                                            September 30, 2013
--------------------------------------------------------------------------------

A list of the open forward foreign currency contracts held by the Fund at September 30, 2013 is as follows++:

                     Currency to         Currency to         Unrealized
Settlement Date      Deliver (000)       Receive (000)   Appreciation (000)
--------------------------------------------------------------------------------
10/23/13              NOK 21,205           USD 3,579       $       56
                                                           ==========

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2013 is as follows:

                                                                   Unrealized
                     Settlement    Currency to    Currency to     Appreciation
Counterparty            Date      Deliver (000)   Receive (000)     (000)
--------------------------------------------------------------------------------
Brown Brothers
Harriman             10/23/13        $(3,523)         3,579         $   56
                                                                    ======

++   See Note 2 in Notes to Financial Statements for additional information.

Percentages are based on Net Assets of $873,077 (000).
(a) Variable rate security - Rate disclosed is the rate in effect on September 30, 2013.
(b) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c)  Face amount is presented in Norwegian Krone.

Cl -- Class
NOK -- Norwegian Krone
REIT-- Real Estate Investment Trust
Ser -- Series
USD -- United States Dollar


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                           September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

24.0%      Information Technology
19.3%      Consumer Discretionary
18.3%      Financials
 9.8%      Time Deposit
 9.8%      Energy
 7.3%      Industrials
 4.8%      Telecommunication Services
 3.4%      Materials
 3.3%      Health Care

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------

Schedule of Investments

Common Stock -- 101.4%**

  Consumer Discretionary -- 21.7%
     Discovery Communications, Cl C*             28,701             $ 2,242
     Dollar Tree* (b)                            25,177               1,439
     Dollarama                                   29,781               2,420
     Fossil Group*                                8,292                 964
     Imax*                                       20,084                 607
     Las Vegas Sands                             31,535               2,095
     priceline.com* (b)                           3,331               3,367
     Ralph Lauren, Cl A                           9,143               1,506
     Rentrak*                                    32,017               1,045
     Starbucks                                   31,509               2,425
     Ulta Salon Cosmetics & Fragrance*            8,579               1,025
     Walt Disney (b)                             15,442                 996
     Wynn Resorts                                 8,898               1,406
                                                                     ------
                                                                     21,537
                                                                     ------
  Energy -- 11.0%
     Cabot Oil & Gas (b)                         62,602               2,336
     National Oilwell Varco (b)                  45,194               3,530
     Noble Energy                                17,973               1,204
     Schlumberger (b)                            16,468               1,455
     Southwestern Energy* (b)                    63,733               2,319
                                                                     ------
                                                                     10,844
                                                                     ------
  Financials -- 20.6%
     American Express                            21,953               1,658
     Charles Schwab                              79,637               1,683
     CME Group, Cl A (b)                         31,467               2,325
     KKR & Co., LP (a)                          108,399               2,231
     Mastercard, Cl A (b)                         1,248                 840
     TD Ameritrade Holding                       76,661               2,007
     The Blackstone Group LP (a)                270,504               6,733
     Visa, Cl A (b)                              15,166               2,898
                                                                     -------
                                                                     20,375
                                                                     ------
  Health Care -- 3.7%
     Accretive Health* (b)                      103,232                 941




--------------------------------------------------------------------------------
                                            Shares/Face
Description                                  Amount (000)            Value (000)
--------------------------------------------------------------------------------

     Edwards Lifesciences*                       13,122             $   914
     Intuitive Surgical*                          2,450                 922
     Perrigo                                      7,394                 912
                                                                      -----
                                                                      3,689
                                                                      -----
  Industrials -- 8.2%
     B/E Aerospace*                              17,270               1,275
     Realogy Holdings*                          128,853               5,543
     Trimble Navigation*                         44,603               1,325
                                                                      -----
                                                                      8,143
                                                                      -----
  Information Technology -- 27.0%
     Alliance Data Systems* (b)                  10,901               2,305
     Apple (b) (c)                                7,198               3,432
     Bankrate*                                   78,842               1,622
     Cognizant Technology
     Solutions, Cl A*                            38,519               3,163
     eBay* (b)                                   25,559               1,426
     Equinix*                                    31,261               5,741
     Genpact                                     48,497                 916
     Google, Cl A*                                3,262               2,857
     QUALCOMM (b)                                78,755               5,305
                                                                     ------
                                                                     26,767
                                                                     ------
  Materials -- 3.8%
     Monsanto                                    36,311               3,790
                                                                     ------

  Telecommunication Services -- 5.4%
     American Tower REIT, Cl A (b)               39,192               2,905
     SBA Communications, Cl A* (b)               30,688               2,469
                                                                      -----
                                                                      5,374
                                                                      -----
Total Common Stock
  (Cost $88,267) (000)                                              100,519
                                                                    -------
Time Deposit -- 11.0%
     Brown Brothers, 0.010%, 10/01/13
     (Cost $10,893) (000)                       $10,893              10,893
                                                                     ------
Total Investments -- 112.4%
  (Cost $99,160) (000)                                            $ 111,412
                                                                  ---------

Schedule of Securities Sold Short

Common Stock -- (55.4)%

  Consumer Discretionary -- (19.7)%
     Amazon.com*                                 (2,895)             $ (905)
     Best Buy                                   (41,529)             (1,557)
     Burger King Worldwide                      (76,075)             (1,485)
     Darden Restaurants                         (24,074)             (1,114)
     DeVry                                      (37,795)             (1,155)
     DIRECTV*                                    (9,789)               (585)
     GameStop, Cl A                             (11,516)               (572)
     Garmin                                     (32,642)             (1,475)
     Guess?                                     (19,385)               (579)
     hhgregg*                                   (37,263)               (667)
     International Game Technology              (29,613)               (560)


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       20

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                           September 30, 2013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------

     K12*                                       (17,738)           $   (548)
     Macy's                                     (12,920)               (559)
     Netflix*                                    (2,377)               (735)
     Nielsen Holdings                           (43,517)             (1,586)
     Regal Entertainment Group, Cl A            (31,369)               (596)
     Six Flags Entertainment                    (16,681)               (564)
     Sony ADR                                   (70,112)             (1,509)
     Staples                                    (64,839)               (950)
     Strayer Education                          (11,907)               (494)
     Weight Watchers International              (17,315)               (647)
     Wendy's                                    (75,786)               (643)
                                                                    --------
                                                                    (19,485)
                                                                    --------
  Consumer Staples -- (4.0)%
     Coca-Cola                                  (14,986)               (568)
     Fairway Group Holdings, Cl A*              (29,721)               (760)
     Green Mountain Coffee Roasters*             (7,362)               (554)
     Kroger                                     (24,941)             (1,006)
     Safeway                                    (34,671)             (1,109)
                                                                     -------
                                                                     (3,997)
                                                                     -------
  Energy -- (1.8)%
     CONSOL Energy                              (17,541)               (590)
     First Solar*                               (15,357)               (618)
     Peabody Energy                             (31,182)               (538)
                                                                     ------
                                                                     (1,746)
                                                                     ------
  Financials -- (2.5)%
     Green Dot, Cl A*                           (28,838)               (759)
     Legg Mason                                 (30,627)             (1,024)
     Progressive                                (24,817)               (676)
                                                                     -------
                                                                     (2,459)
                                                                     -------
  Health Care -- (1.5)%
     Cerner*                                    (18,078)               (950)
     Pfizer                                     (20,047)               (576)
                                                                     -------
                                                                     (1,526)
                                                                     -------
  Industrials -- (4.1)%
     General Dynamics                            (6,593)               (577)
     Huntington Ingalls Industries               (9,340)               (629)
     Iron Mountain                              (37,559)             (1,015)
     Lockheed Martin                             (4,719)               (602)
     Northrop Grumman                            (6,253)               (596)
     Tyco International                         (16,938)               (592)
                                                                     -------
                                                                     (4,011)
                                                                     -------
  Information Technology -- (19.3)%
     Activision Blizzard                        (58,413)               (974)
     Adobe Systems*                             (12,175)               (632)
     Akamai Technologies*                       (11,730)               (606)
     Applied Materials                          (36,945)               (648)
     Autodesk*                                  (15,181)               (625)
     Corning                                    (86,014)             (1,255)


--------------------------------------------------------------------------------
                                               Shares/
Description                                   Contracts              Value (000)
--------------------------------------------------------------------------------

     Electronic Arts*                           (69,584)         $   (1,778)
     Flextronics International*                (116,529)             (1,059)
     Hewlett-Packard                            (41,959)               (880)
     Infosys ADR                                (12,222)               (588)
     International Business Machines             (3,077)               (570)
     Intuit                                      (8,914)               (591)
     Jabil Circuit                              (26,720)               (579)
     Juniper Networks*                          (29,450)               (585)
     Lexmark International, Cl A                (27,529)               (909)
     Linear Technology                          (16,527)               (656)
     Microsoft                                  (42,201)             (1,406)
     NVIDIA                                     (38,137)               (593)
     Oracle                                     (17,831)               (591)
     Rackspace Hosting*                         (12,560)               (663)
     SAP ADR                                    (7,181)                (531)
     Seagate Technology                         (14,464)               (633)
     Western Digital                             (9,042)               (573)
     Western Union                              (65,869)             (1,229)
                                                                    --------
                                                                    (19,154)
                                                                    --------
  Materials -- (0.8)%
     Glencore Xstrata                          (148,343)               (809)
                                                                    --------

  Telecommunication Services -- (1.7)%
     AT&T                                       (16,980)               (574)
     j2 Global                                  (11,900)               (589)
     Sprint*                                    (87,572)               (544)
                                                                     -------
                                                                     (1,707)
                                                                     -------
Total Common Stock
  (Proceeds $51,043) (000)                                          (54,894)
                                                                    --------

Total Securities Sold Short
  (Proceeds $51,043) (000)                                        $ (54,894)
                                                                  ==========

Schedule of Open Options Purchased
Purchased Option -- 0.1%*++
     Apple, Call Option
          Expires 10/19/13, Strike
          Price $430                                 20              $   96
          (Cost $66) (000)                                           ======

Schedule of Open Options Written

Written Option -- 0.0%*++
     Apple, Call Option
          Expires 10/19/13, Strike
          Price $500                                (20)             $   (9)
          (Premiums Received $24) (000)                              ======


++   See Note 2 in Notes to Financial Statements for additional information.




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                           September 30, 2013
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments, liabilities and other financial instruments carried at value (000):

Investments in Securities          Level 1     Level 2     Level 3       Total
--------------------------------------------------------------------------------
  Common Stock                    $ 100,519    $     --   $   --    $  100,519
  Time Deposit                           --      10,893       --        10,893
                                  --------------------------------------------
Total Investments in Securities   $ 100,519    $ 10,893   $   --    $  111,412
                                  ============================================

Liabilities                       Level 1      Level 2      Level 3      Total
--------------------------------------------------------------------------------
  Common Stock                    $ (54,894)   $     --   $   --    $  (54,894)
                                  ---------------------------------------------
Total Liabilities                 $ (54,894)   $     --   $   --    $  (54,894)
                                  =============================================

Other Financial Instruments       Level 1      Level 2      Level 3      Total
--------------------------------------------------------------------------------
  Purchased Option                $      96    $     --   $   --    $       96
  Written Option                         (9)         --       --            (9)
  Total Return Swaps^                    --          --       --            --
                                  --------------------------------------------
Total Other Financial Instruments $      87    $     --   $   --    $       87
                                  ============================================

^ As of September 30, 2013, the swaps are considered Level 2. See Note 2 in Notes to Financial Statements for additional information.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.


A list of open swap agreements held by the Fund at September 30, 2013, was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL RETURN SWAPS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Unrealized
                                                                                                           Notional    Appreciation
               Reference Entity/                                  Fund             Termination              Amount    (Depreciation)
Counterparty   Obligation              Fund Pays                  Receives         Date        Contracts     (000)        (000)
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  Accretive Health        Fed Funds 1-Day - 0.45%    Total Return     09/04/14    3,155          29          $ --
Goldman Sachs  Alliance Data Systems   Fed Funds 1-Day - 0.45%    Total Return     09/10/14    202            43            --
Goldman Sachs  American Tower          Fed Funds 1-Day - 0.45%    Total Return     10/11/13    612            45            --
Goldman Sachs  Apple                   Fed Funds 1-Day - 0.45%    Total Return     07/03/14    643           307            --
Goldman Sachs  Cabot Oil & Gas         Fed Funds 1-Day - 0.45%    Total Return     10/11/13    720            27            --
Goldman Sachs  CME Group               Fed Funds 1-Day - 0.45%    Total Return     10/11/13    412            30            --
Goldman Sachs  Dollar Tree             Fed Funds 1-Day - 0.45%    Total Return     09/04/14    24,188      1,383            --
Goldman Sachs  eBay                    Fed Funds 1-Day - 0.45%    Total Return     06/12/14    25,000      1,395            --
Goldman Sachs  Mastercard              Fed Funds 1-Day - 0.45%    Total Return     09/04/14    2,210       1,487            --
Goldman Sachs  National Oilwell Varco  Fed Funds 1-Day - 0.45%    Total Return     05/30/14    422            33            --
Goldman Sachs  priceline.com           Fed Funds 1-Day - 0.45%    Total Return     06/04/14    66             67            --
Goldman Sachs  QUALCOMM                Fed Funds 1-Day - 0.45%    Total Return     11/14/13    2,775         187            --
Goldman Sachs  SBA Communications      Fed Funds 1-Day - 0.45%    Total Return     10/11/13    842            68            --
Goldman Sachs  Schlumberger            Fed Funds 1-Day - 0.45%    Total Return     09/04/14    1,032          91            --
Goldman Sachs  Southwestern Energy     Fed Funds 1-Day - 0.45%    Total Return     06/12/14    56,000      2,037            --
Goldman Sachs  Visa                    Fed Funds 1-Day - 0.45%    Total Return     06/04/14    702           134            --
Goldman Sachs  Walt Disney             Fed Funds 1-Day - 0.45%    Total Return     07/03/14    18,471      1,191            --
                                                                                                                          ----
                                                                                                                          $ --
                                                                                                                         =====


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                           September 30, 2013
--------------------------------------------------------------------------------

     Percentages are based on Net Assets of $99,096 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a) Security considered Master Limited Partnership. At September 30, 2013, these securities amounted to $8,964 (000) or 9.0% of Net Assets.
(b)  Underlying security for a total return swap.
(c)  Underlying security for a purchased/written call/put option.


ADR -- American Depositary Receipt
Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       23

[RIVERPARK FUNDS LOGO]                      RiverPark/Gargoyle Hedged Value Fund
                                            September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

21.3%      Information Technology
16.6%      Health Care
13.3%      Consumer Discretionary
12.4%      Financials
10.9%      Energy
10.4%      Industrials
 7.5%      Materials
 5.5%      Consumer Staples
 1.5%      Telecommunication Services
 0.6%      Time Deposit

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------

Schedule of Investments

Common Stock -- 102.1%

  Consumer Discretionary -- 13.6%
     Apollo Group, Cl A* (a)                     14,110             $   294
     Dana Holding (a)                            18,900                 432
     Dillard's, Cl A (a)                          5,430                 425
     DreamWorks Animation SKG,
     Cl A*(a)                                     6,692                 190
     Ford Motor (a)                              24,530                 414
     General Motors* (a)                         10,670                 384
     Goodyear Tire & Rubber* (a)                 10,350                 232
     Lions Gate Entertainment*                    1,700                  60
     MGM Resorts International* (a)              19,858                 406
     PulteGroup (a)                              14,360                 237
     Staples (a)                                 25,700                 376
     Time Warner Cable (a)                        4,060                 453
                                                                      -----
                                                                      3,903
                                                                      -----
  Consumer Staples -- 5.7%
     Kroger (a)                                   9,780                 395
     Molson Coors Brewing, Cl B (a)               7,660                 384
     Safeway (a)                                 16,110                 515
     Tyson Foods, Cl A (a)                       11,465                 324
                                                                      -----
                                                                      1,618
                                                                      -----
  Energy -- 11.2%
     Apache (a)                                   2,250                 192
     CVR Energy (a)                               5,846                 225
     First Solar* (a)                             9,244                 372
     HollyFrontier (a)                            6,128                 258
     Marathon Oil                                 2,908                 101
     Nabors Industries (a)                       21,400                 344
     Newfield Exploration* (a)                   11,400                 312
     Peabody Energy (a)                          14,600                 252
     RPC (a)                                     22,760                 352
     SandRidge Energy* (a)                       18,220                 107
     Superior Energy Services*                    6,800                 170
     Tesoro (a)                                   4,752                 209

--------------------------------------------------------------------------------
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------

  Valero Energy (a)                               9,050             $   309
                                                                    -------
                                                                      3,203
                                                                    -------
Financials -- 12.8%
  American Capital* (a)                          25,800                 355
  American International Group (a)                4,250                 207
  Bank of New York Mellon (a)                     9,318                 281
  Erie Indemnity, Cl A (a)                        4,301                 312
  Genworth Financial, Cl A* (a)                  28,450                 364
  Jones Lang LaSalle (a)                          3,590                 313
  Legg Mason (a)                                 11,525                 386
  Leucadia National (a)                          14,084                 384
  NASDAQ OMX Group (a)                            6,704                 215
  PartnerRe (a)                                   3,710                 339
  Reinsurance Group of America,
  Cl A (a)                                        4,804                 322
  RenaissanceRe Holdings (a)                        970                  88
  XL Group, Cl A                                  3,200                  98
                                                                      -----
                                                                      3,664
                                                                      -----
Health Care -- 17.0%
  Abbott Laboratories (a)                         8,390                 279
  Alere*                                          5,650                 173
  Allscripts Healthcare Solutions* (a)           19,310                 287
  Amgen (a)                                       2,460                 275
  Celgene* (a)                                    3,148                 485
  Community Health Systems (a)                    7,000                 291
  Eli Lilly (a)                                   5,633                 283
  Endo Health Solutions* (a)                      7,760                 353
  Express Scripts Holding* (a)                    5,100                 315
  Jazz Pharmaceuticals* (a)                       5,670                 521
  Medtronic (a)                                   5,342                 284
  Mylan* (a)                                     10,550                 403
  Myriad Genetics* (a)                            4,777                 112
  United Therapeutics* (a)                        5,020                 396
  WellCare Health Plans* (a)                      5,940                 414
                                                                      -----
                                                                      4,871
                                                                      -----
Industrials -- 10.7%
  Joy Global (a)                                  6,750                 345
  Manpowergroup                                   2,300                 167
  Northrop Grumman (a)                            4,277                 407
  Oshkosh* (a)                                    6,655                 326
  Pentair (a)                                     4,880                 317
  Pitney Bowes (a)                               25,100                 457
  Textron (a)                                    11,480                 317
  Timken (a)                                      5,964                 360
  URS (a)                                         7,000                 376
                                                                      -----
                                                                      3,072
                                                                      -----
Information Technology -- 21.8%
  Activision Blizzard (a)                        25,171                 420
  AOL* (a)                                        9,696                 335
  Apple (a)                                         790                 377
  Brocade Communications
  Systems* (a)                                   36,700                 295


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       24

[RIVERPARK FUNDS LOGO]                      RiverPark/Gargoyle Hedged Value Fund
                                            September 30, 2013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Shares/Face
Description                                Amount (000)              Value (000)
--------------------------------------------------------------------------------

     Computer Sciences (a)                        8,071             $   418
     Flextronics International* (a)              47,067                 428
     Harris (a)                                   4,004                 238
     Hewlett-Packard (a)                         20,850                 437
     IAC (a)                                      6,950                 380
     Itron* (a)                                   4,918                 210
     KLA-Tencor (a)                               5,700                 347
     Leidos Holdings*                             3,690                 168
     Lexmark International, Cl A (a)              5,600                 185
     NVIDIA (a)                                  21,000                 326
     Science Applications International           2,108                  71
     Seagate Technology (a)                       8,930                 390
     Sohu.com* (a)                                3,604                 284
     Symantec (a)                                 9,902                 245
     VeriFone Systems* (a)                       11,680                 267
     VeriSign*                                    3,300                 168
     Vishay Intertechnology* (a)                  4,633                 60
     Yahoo!*                                      6,230                 207
                                                                      -----
                                                                      6,256
                                                                      -----
  Materials -- 7.7%
     Alcoa (a)                                   44,957                 365
     CF Industries Holdings                       1,110                 234
     Domtar (a)                                   2,920                 232
     Freeport-McMoRan Copper & Gold              11,500                 380
     Huntsman (a)                                16,800                 346
     Tronox, Cl A (a)                            17,200                 421
     United States Steel (a)                     11,350                 234
                                                                      -----
                                                                      2,212
                                                                      -----

  Telecommunication Services -- 1.6%
     Telephone & Data Systems (a)                13,090                 387
     United States Cellular*                      1,502                  68
                                                                        ---
                                                                        455
                                                                        ---
Total Common Stock
  (Cost $23,243) (000)                                               29,254
                                                                     ======


Time Deposit -- 0.5%
     Brown Brothers, 0.010%, 10/01/13
      (Cost $165) (000)                            $165                 165
                                                                   --------
Total Investments -- 102.6%
  (Cost $23,408) (000)                                             $ 29,419
                                                                   --------



--------------------------------------------------------------------------------
Description                                        Contracts         Value (000)
--------------------------------------------------------------------------------

Schedule of Open Options Written

Written Options -- (2.0)%*++

     CBOE Russell 2000 Index, Call Option,
          Expires 10/19/13, Strike Price $1,060      (5)            $   (14)
          Expires 10/19/13, Strike Price $1,070     (15)                (31)
          Expires 10/19/13, Strike Price $1,030     (50)               (256)
          Expires 10/19/13, Strike Price $1,050     (38)               (132)
     NASDAQ 100 Index, Call Option,
          Expires 10/19/13, Strike Price $3,275      (5)                 (9)
     S&P 500 Index, Call Option,
          Expires 10/19/13, Strike Price $1,700      (4)                 (5)
          Expires 10/19/13, Strike Price $1,740      (5)                 (1)
          Expires 10/19/13, Strike Price $1,710     (11)                 (9)
          Expires 11/16/13, Strike Price $1,715      (7)                (12)
          Expires 10/19/13, Strike Price $1,655     (22)                (85)
          Expires 10/19/13, Strike Price $1,715     (15)                (15)
          Expires 10/19/13, Strike Price $1,710     (14)                (17)
                                                                     ------
Total Written Options
(Premiums Received $353) (000)                                       $ (586)
                                                                     ======

++   See Note 2 in Notes to Financial Statements for additional information.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments and other financial instruments carried at value (000):

Investments in Securities         Level 1      Level 2      Level 3      Total
--------------------------------------------------------------------------------
  Common Stock                   $ 29,254     $      --    $     --    $ 29,254
  Time Deposit                         --           165          --         165
                                 ----------------------------------------------
Total Investments in Securities  $ 29,254     $     165    $     --    $ 29,419
                                 ==============================================


Other Financial Instruments       Level 1      Level 2       Level 3     Total
--------------------------------------------------------------------------------
  Written Options                $   (586)    $      --    $     --    $   (586)
                                 -----------------------------------------------
Total Other Financial
Instruments                      $   (586)    $      --    $     --    $   (586)
                                 ===============================================

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $28,656 (000).
* Non-income producing security.
(a) Pledged as collateral for open options written.
CBOE -- Chicago Board Options Exchange
Cl -- Class
S&P -- Standard & Poor's


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Structural Alpha Fund
                                                 September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

75.1%      Time Deposit
24.9%      U.S. Treasury Obligations

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
                                                 Face
                                                Amount
                                                (000)/                Value
Description                                    Contracts              (000)
--------------------------------------------------------------------------------

Schedule of Investments

U.S. Treasury Obligations -- 22.2%
     U.S. Treasury Bills (a) (b)
          0.025%, 10/31/13                      $ 1,000             $ 1,000
          0.000%, 12/19/13                        1,000               1,000
                                                                    -------


Total U.S. Treasury Obligations
  (Cost $2,000) (000)                                                 2,000
                                                                    -------
Time Deposit -- 66.9%
     Brown Brothers, 0.010%, 10/01/13
     (Cost $6,022) (000)                          6,022               6,022
                                                                    -------



Total Investments -- 89.1%
 (Cost $8,022) (000)                                                $ 8,022
                                                                    =======

Schedule of Open Options Purchased

Purchased Options -- 10.5% *++
     S&P 500 Index, Call Option
          Expires 12/20/14, Strike Price $1,625      12               $ 163
          Expires 06/21/14, Strike Price $1,550      12                 201
          Expires 12/21/13, Strike Price $1,500      12                 226
          Expires 07/01/14, Strike Price $1,625      12                 141
          Expires 03/22/14, Strike Price $1,575      12                 166
     S&P 500 Index, Put Option
          Expires 01/02/14, Strike Price $1,600      18                  49
                                                                      -----
Total Purchased Options
(Cost $782) (000)                                                     $ 946
                                                                      =====




--------------------------------------------------------------------------------
Description                                      Contracts           Value (000)
--------------------------------------------------------------------------------

Schedule of Open Options Written
Written Options -- (6.7)% *++
     CBOE S&P 500 Index, Call Option
          Expires 10/19/13, Strike Price $1,710      (2)               $ (1)
          Expires 10/19/13, Strike Price $1,680      (5)                 (7)
     CBOE S&P 500 Index, Put Option
          Expires 10/19/13, Strike Price $1,600      (5)                 --
          Expires 10/19/13, Strike Price $1,550      (2)                 (1)
S&P 500 Index, Call Option
          Expires 11/16/13, Strike Price $1,715      (5)                 (6)
          Expires 10/28/13, Strike Price $1,780      (2)                 --
          Expires 06/21/14, Strike Price $1,700     (12)                (86)
          Expires 10/19/13, Strike Price $1,800      (2)                 --
          Expires 10/28/13, Strike Price $1,740      (5)                 (2)
          Expires 12/20/14, Strike Price $1,825     (12)                (56)
          Expires 10/19/13, Strike Price $1,765      (5)                 --
          Expires 10/13/13, Strike Price $1,765      (2)                 --
          Expires 10/13/13, Strike Price $1,725      (5)                 (1)
          Expires 12/21/13, Strike Price $1,600     (12)               (124)
          Expires 01/02/14, Strike Price $1,625      (6)                (51)
          Expires 03/22/14, Strike Price $1,700     (12)                (68)
          Expires 07/01/14, Strike Price $1,775     (12)                (48)
     S&P 500 Index, Put Option
          Expires 10/19/13, Strike Price $1,685      (5)                (11)
          Expires 11/16/13, Strike Price $1,635      (5)                 (8)
          Expires 12/20/14, Strike Price $1,475      (6)                (40)
          Expires 06/21/14, Strike Price $1,400      (6)                (15)
          Expires 10/28/13, Strike Price $1,650      (5)                 (8)
          Expires 10/13/13, Strike Price $1,605      (2)                 (1)
          Expires 10/19/13, Strike Price $1,640      (2)                 (2)
          Expires 10/28/13, Strike Price $1,600      (2)                 (1)
          Expires 10/13/13, Strike Price $1,645      (5)                 (4)
          Expires 07/01/14, Strike Price $1,500      (6)                (26)
          Expires 10/01/13, Strike Price $1,300      (6)                 --
          Expires 01/02/14, Strike Price $1,500     (18)                (20)
          Expires 03/22/14, Strike Price $1,425      (6)                (11)
          Expires 12/21/13, Strike Price $1,400      (6)                 (3)
                                                                     ------
Total Written Options
(Premiums Received $621) (000)                                       $ (601)
                                                                     ======

++   See Note 2 in Notes to Financial Statements for additional information.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Structural Alpha Fund
                                                 September 30, 2013
--------------------------------------------------------------------------------


The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments and other financial instruments carried at value (000):




Investments in Securities              Level 1   Level 2   Level 3      Total
--------------------------------------------------------------------------------
U.S. Treasury Obligations              $   --    $ 2,000   $   --    $ 2,000
Time Deposit                               --      6,022       --      6,022
                                       -------------------------------------
Total Investments in Securities        $   --    $ 8,022   $   --    $ 8,022
                                       =====================================

Other Financial Instruments            Level 1   Level 2   Level 3      Total
--------------------------------------------------------------------------------
Purchased Options                      $  946    $   --    $   --    $   946
Written Options                          (601)       --        --       (601)
Futures Contracts *
Unrealized Appreciation                    11        --        --         11
                                       -------------------------------------
Total Other Financial Instruments      $  356    $   --    $   --    $   356
                                       =====================================


* Futures contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The open futures contracts held by the Fund at September 30, 2013 are as follows:


                                                      Number of
                                                      Contracts         Expiration      Unrealized
Counterparty                 Type of Contract         Long (Short)      Date            Appreciation (000)
-----------------------------------------------------------------------------------------------------------
Interactive Brokers LLC      S&P 500 Index EMINI        (10)             Dec-2013          $ 11
                                                                                           ====

     Percentages are based on Net Assets of $9,003 (000).
*    Non-income producing security.
(a) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(b)  Pledged as collateral for open futures contracts.

CBOE -- Chicago Board Options Exchange
S&P -- Standard & Poor's

Amounts designated as "-" are $0 or rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Strategic Income Fund
                                                 September 30, 2013
--------------------------------------------------------------------------------

Sector Weighting+

100.0%      Time Deposit

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
                                             Face Amount
Description                                     (000)                Value (000)
--------------------------------------------------------------------------------

Schedule of Investments

Time Deposit -- 96.4%

     Brown Brothers, 0.010%, 10/01/13
     (Cost $2,000) (000)                         $2,000              $2,000
                                                                     ------
Total Investments -- 96.4%
(Cost $2,000) (000)                                                  $2,000
                                                                     ======


As of September 30, 2013, the Fund's investment was Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $2,075 (000).





    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


Statements of Assets and Liabilities (000)                [RIVERPARK FUNDS LOGO]
September 30, 2013
--------------------------------------------------------------------------------

                                                                                                                         RiverPark
                                                                       RiverPark      RiverPark/      RiverPark          Long/Short
                                                                          Large       Wedgewood       Short Term        Opportunity
                                                                       Growth Fund      Fund        High Yield Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:

Investments in Securities, at Value (Note 2)                        $     32,731     $ 1,178,648        $  871,681       $   111,412
Purchased Options, at Value                                                   --              --                --                96
Deposits with Brokers for Securities Sold Short                               --              --                --            44,238
Receivable due from Affiliate                                                 --             212                --                --
Receivable for Capital Shares Sold                                            60           4,525            10,581               295
Other Prepaid Expenses                                                        17             126                67                23
Receivable for Swap Reset                                                     --              --                --               397
Receivable for Dividend and Interest Income                                    8             415            20,716                20
Cash Collateral on Swap Contracts                                             --              --                --               250
Unrealized Appreciation on Forward Foreign Currency Contracts                 --              --                56                --
                                                                          ------       ---------           -------           -------
  Total Assets                                                            32,816       1,183,926           903,101           156,731
                                                                          ------       ---------           -------           -------
Liabilities:
Securities Sold Short, at Value (Note 2)                                      --              --                --            54,894
Written Options, at Value (Note 2)                                            --              --                --                 9
Payable for Investment Securities Purchased                                  147              --            26,679               373
Payable for Capital Shares Redeemed                                           51           1,580             1,646             2,071
Income Distribution Payable                                                   --              --               259                --
Payable due to Affiliate                                                      --              --               212                --
Dividends Payable on Securities Sold Short                                    --              --                --                56
Payable Due to Adviser (Note 3)                                               36             628               581               118
Payable Due to Shareholder Servicing Agent (Note 3)                           34             359               115                28
Payable Due to Administrative Services Plan, Institutional
  Class Shares (Note 3)                                                        1             194               174                 7
Payable Due to Administrative Services Plan, Retail Class
  Shares (Note 3)                                                              6             160                86                18
Payable Due to Administrator                                                   2              89                65                 7
Payable Due to Trustees                                                       --              11                 8                 1
Chief Compliance Officer Fees Payable                                         --               4                 3                 1
Other Accrued Expenses                                                        19             214               196                52
                                                                   -------------      ----------       -----------        ----------
  Total Liabilities                                                          296           3,239            30,024            57,635
                                                                   -------------      ----------       -----------        ----------
Net Assets                                                         $      32,520      $1,180,687       $   873,077        $   99,096
                                                                   =============      ==========       ===========        ==========
Net Assets Consist of:
Paid-in Capital                                                    $      25,858      $1,001,915       $   874,837        $   95,728
Undistributed Net Investment Income                                          110              --                29               237
Accumulated Net Realized Gain (Loss) on Investments,
  Securities Sold Short, Purchased & Written Options,
  and Swap Contracts                                                         115            (453)             (203)          (5,315)
Net Unrealized Appreciation (Depreciation) on Investments
  and Securities Sold Short                                                6,437         179,225            (1,640)            8,401
Net Unrealized Appreciation on Purchased and Written Options                  --              --                --                45
Net Unrealized Appreciation on Forward Foreign Currency Contracts             --              --                56                --
Net Unrealized Depreciation on Foreign Currency Translation                   --              --                (2)               --
                                                                    ------------      ----------       -----------        ----------
Net Assets                                                          $     32,520      $1,180,687       $   873,077        $   99,096
                                                                    ============      ==========       ===========        ==========
Investments in Securities, at Cost                                  $     26,294      $  999,423       $   873,321        $   99,160
Securities Sold Short, Proceeds                                               --              --                --            51,043
Purchased Option, at Cost                                                     --              --                --                66
Written Option, Premiums Received                                             --              --                --                24
Net Assets - Institutional Class Shares(1)                          $  6,298,996    $834,476,326      $587,334,270      $ 26,685,828
                                                                    ============    ============      ============      ============
Net Assets - Retail Class Shares(1)                                 $ 26,221,356    $346,210,687      $285,742,452      $ 72,410,313
                                                                    ============    ============      ============      ============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization -- No Par Value)                                386,924      51,486,108        58,878,138         2,641,989
                                                                    ============    ============      ============      ============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization -- No Par Value)                              1,620,404      21,513,341        28,672,873         7,186,766
                                                                    ============    ============      ============      ============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share -- Institutional Class Shares                       $      16.28          $16.21             $9.98            $10.10
                                                                    ============    ============      ============      ============
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share -- Retail Class Shares                              $      16.18          $16.09             $9.97            $10.08
                                                                    ============    ============      ============      ============



(1)  Shares and Net Assets have not been rounded.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       29

Statements of Assets and Liabilities (000)                [RIVERPARK FUNDS LOGO]
September 30, 2013
--------------------------------------------------------------------------------



                                                                                                                        RiverPark
                                                                    RiverPark/Gargoyle      RiverPark Structural        Strategic
                                                                    Hedged Value Fund           Alpha Fund             Income Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets:

Investments in Securities, at Value (Note 2)                          $   29,419             $      8,022              $   2,000
Purchased Options, at Value                                                   --                      946                     --
Deposits with Brokers for Options and Futures                                 --                      464                     --
Receivable for Investment Securities Sold                                     97                      292                     --
Receivable for Capital Shares Sold                                            41                       10                     75
Receivable for Dividend and Interest Income                                   15                       --                     --
Other Prepaid Expenses                                                        12                        4                     --
Deferred Offering Costs                                                       --                       37                     --
Receivable for Variation Margin                                               --                        6                     --
                                                                       ---------             ------------              ---------
  Total Assets                                                            29,584                    9,781                  2,075
                                                                       ---------             ------------              ---------
Liabilities:
Written Options, at Value (Note 2)                                           586                      601                     --
Payable for Investment Securities Purchased                                  278                      128                     --
Payable for Capital Shares Redeemed                                           --                        4                     --
Payable Due to Adviser (Note 3)                                               20                        5                     --
Payable Due to Administrator                                                   2                        1                     --
Payable Due to Administrative Services Plan, Institutional
  Class Shares (Note 3)                                                        1                       --                     --
Payable Due to Administrative Services Plan, Retail
  Class Shares (Note 3)                                                        1                       --                     --
Payable Due to Broker                                                         18                       --                     --
Payable Due to Shareholder Servicing Agent (Note 3)                           --                        1                     --
Other Accrued Expenses                                                        22                       38                     --
                                                                    ------------            -------------          -------------
  Total Liabilities                                                          928                      778                     --
                                                                    ------------            -------------          -------------
Net Assets                                                          $     28,656            $       9,003          $       2,075
                                                                    ============            =============          =============
Net Assets Consist of:
Paid-in Capital                                                     $     22,228            $       8,896          $       2,075
Undistributed Net Investment Income                                          137                       --                     --
Accumulated Net Realized Gain (Loss) on Investments,
  Purchased & Written Options and Futures Contracts                          513                      (88)                    --
Net Unrealized Appreciation on Investments                                 6,011                       --                     --
Net Unrealized Appreciation (Depreciation) on Purchased
  and Written Options                                                       (233)                     184                     --
Net Unrealized Appreciation on Futures Contracts                              --                       11                     --
                                                                    ------------            -------------          -------------
Net Assets                                                          $     28,656            $       9,003          $       2,075
                                                                    ============            =============          =============

Investments in Securities, at Cost                                  $     23,408            $       8,022          $       2,000
Purchased Options, at Cost                                                    --                      782                     --
Written Options, Premiums Received                                           353                      621                     --
Net Assets - Institutional Class Shares(1)                          $ 20,122,367            $   8,117,513          $   2,000,100
                                                                    ============            =============          =============
Net Assets - Retail Class Shares(1)                                 $  8,533,268            $     885,450          $      75,100
                                                                    ============            =============          =============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                            1,613,037                  801,735                200,010
                                                                    ============            =============          =============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                              686,120                   87,491                  7,510
                                                                    ============            =============          =============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share -- Institutional Class Shares                       $      12.47             $      10.12           $      10.00
                                                                    ============            =============          =============
Retail Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class Shares                            $      12.44             $      10.12           $      10.00
                                                                    ============            =============          =============


(1)  Shares and Net Assets have not been rounded.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Statements of Operations (000)                            [RIVERPARK FUNDS LOGO]
For the Year Ended
September 30, 2013
--------------------------------------------------------------------------------


                                                                     RiverPark Large         RiverPark/         RiverPark Short Term
                                                                       Growth Fund       Wedgewood Fund           High Yield Fund

Investment Income:

Dividends                                                               $    333              $ 6,555                  $   413
Interest                                                                      --                   15                   26,213
Foreign Taxes Withheld                                                        --                   --                       (5)
                                                                        --------              -------                  -------
   Total Investment Income                                                   333                6,570                   26,621
                                                                        --------              -------                  -------
Expenses:
Investment Advisory Fees (Note 3)                                            165                4,986                    3,511
Shareholder Service Fees(1) (Note 3)                                          51                  581                      544
Administrator Fees (Note 3)                                                   26                  760                      533
Administrative Services Fee, Institutional Class Shares (Note 3)               3                  255                      245
Administrative Services Fee, Retail Class Shares (Note 3)                     12                  116                      300
Chief Compliance Officer Fees (Note 3)                                         2                   25                       18
Trustees' Fees (Note 3)                                                       --                   18                       12
Registration Fees                                                             25                  157                      136
Professional Fees                                                             13                   88                       63
Transfer Agent Fees                                                           10                  309                      220
Custodian Fees                                                                 2                   13                       15
Printing Fees                                                                  2                   77                       56
Insurance and Other Fees                                                      10                   26                       30
                                                                        --------              -------                  -------
   Total Expenses                                                            321                7,411                    5,683
                                                                        --------              -------                  -------
Fees Waived by Adviser (Note 3)                                              (16)                  --                       --
Advisory Waiver Recapture (Note 3)                                            --                  215                      253
                                                                        --------              -------                  -------
   Net Expenses                                                              305                7,626                    5,936
                                                                        --------              -------                  -------
Net Investment Income (Loss)                                                  28               (1,056)                  20,685
                                                                        --------              -------                  -------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) from:
   Investments                                                               225                  785                   (2,541)
   Forward Foreign Currency Contracts                                         --                   --                       61
   Foreign Currency Transactions                                              (2)                  --                      (27)
Net Change in Unrealized Appreciation (Depreciation) on:
 Investments                                                               5,176              136,807                   (1,883)
 Forward Foreign Currency Contracts                                           --                   --                       56
 Foreign Currency Translation                                                 --                   --                       (2)
                                                                        --------              -------                  -------
Net Realized and Unrealized Gain (Loss)                                    5,399              137,592                   (4,336)
                                                                        --------              -------                  -------
Net Increase in Net Assets Resulting from Operations                    $  5,427             $136,536                  $16,349
                                                                        ========              =======                  =======



(1)  Attributable to Retail Class Shares only.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Statements of Operations (000)                            [RIVERPARK FUNDS LOGO]
For the Year or Period Ended
September 30, 2013
--------------------------------------------------------------------------------

                                                                 RiverPark Long/Short    RiverPark/Gargoyle    RiverPark Structural
                                                                   Opportunity Fund      Hedged Value Fund         Alpha Fund*

Investment Income:

Dividends                                                             $   653              $   494                 $   --
Interest                                                                    1                   --                      1
Foreign Taxes Withheld                                                     (4)                  --                     --
                                                                      -------              -------                 ------
  Total Investment Income                                                 650                  494                      1
                                                                      -------              -------                 ------
Expenses:
Investment Advisory Fees (Note 3)                                         768                  206                     31
Shareholder Service Fees(1) (Note 3)                                       65                   11                      1
Administrator Fees (Note 3)                                                50                   23                      2
Administrative Services Fee, Institutional Class Shares (Note 3)           26                   13                      1
Administrative Services Fee, Retail Class Shares (Note 3)                  21                    3                     --
Chief Compliance Officer Fees (Note 3)                                      2                    2                     --
Dividend Expense                                                          565                   --                     --
Stock Loan Fee                                                            262                   --                     --
Registration Fees                                                          33                   23                      2
Offering Costs                                                             22                   34                     19
Transfer Agent Fees                                                        21                    9                      1
Professional Fees                                                          16                   16                      8
Custodian Fees                                                              5                    5                     --
Printing Fees                                                               5                    2                     --
Insurance and Other Fees                                                   12                    9                     --
                                                                      -------              -------                 ------
   Total Expenses                                                       1,873                  356                     65
                                                                      -------              -------                 ------
Fees Waived by Adviser (Note 3)                                           (59)                 (58)                   (27)
                                                                      -------              -------                 ------
Net Expenses                                                            1,814                  298                     38
                                                                      -------              -------                 ------
Net Investment Income (Loss)                                           (1,164)                 196                    (37)
                                                                      -------              -------                 ------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
   Investments                                                             11                2,212                     --
   Securities Sold Short                                               (5,310)                  --                     --
   Purchased Options                                                     (190)                  --                     60
   Written Options                                                        113               (2,106)                   (36)
   Swap Contracts                                                         743                   --                     --
   Futures Contracts                                                       --                   --                    (75)
   Foreign Currency Transactions                                           (1)                  --                     --
Net Change in Unrealized Appreciation (Depreciation) on:
   Investments                                                         11,912                5,572                     --
   Purchased Options                                                       95                   --                    164
   Written Options                                                         15                 (378)                    20
   Securities Sold Short                                               (4,116)                  --                     --
   Futures Contracts                                                       --                   --                     11
                                                                      -------              -------                 ------
Net Realized and Unrealized Gain                                        3,272                5,300                    144
                                                                      -------              -------                 ------
Net Increase in Net Assets Resulting from Operations                  $ 2,108              $ 5,496                 $  107
                                                                      =======              =======                 ======


*    Fund commenced operations on June 28, 2013.

(1)  Attributable to Retail Class Shares only.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                        RiverPark Large Growth Fund       RiverPark/Wedgewood Fund
                                                                       -------------------------------------------------------------
                                                                        Year Ended      Year Ended       Year Ended     Year Ended
                                                                       September 30,   September 30,    September 30,  September 30,
                                                                            2013           2012              2013          2012
                                                                       -------------------------------------------------------------
Operations:

Net Investment Income (Loss)                                            $     28         $     (2)        $ (1,056)        $ (1,069)
Net Realized Gain from Investments                                           223               98              785            2,767
Net Change in Unrealized Appreciation on Investments                       5,176            1,398          136,807           43,493
                                                                        --------         --------         --------         --------
Net Increase in Net Assets Resulting from Operations                       5,427            1,494          136,536           45,191
                                                                        --------         --------         --------         --------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                                  (7)              --               --               --
  Retail Class Shares                                                        (15)              --               --               --
Net Realized Gains:
  Institutional Class Shares                                                 (17)              --           (1,058)              --
  Retail Class Shares                                                        (74)              --             (540)              --
                                                                        --------         --------         --------         --------
Total Distributions to Shareholders                                         (113)              --           (1,598)              --
                                                                        --------         --------         --------         --------
Capital Share Transactions:
  Institutional Class Shares:
    Shares Issued                                                          1,421              255          590,737          234,071
    Shares Issued as Reinvestment of Distributions                            24               --              755               --
    Shares Redeemed                                                           --               --         (132,831)         (14,322)
                                                                        --------         --------         --------         --------
Net Increase in Net Assets from Institutional Class
 Shares Transactions                                                       1,445              255          458,661          219,749
                                                                        --------         --------         --------         --------
Retail Class Shares:
    Shares Issued                                                         10,639           14,895          200,284          168,353
     Shares Issued as Reinvestment of Distributions                           89               --              536               --
     Shares Redeemed                                                      (4,154)            (355)         (66,330)         (13,940)
                                                                        --------         --------         --------         --------
Net Increase in Net Assets from Retail Class Shares
 Transactions                                                              6,574           14,540          134,490          154,413
                                                                        --------         --------         --------         --------
Net Increase in Net Assets from Capital Share
 Transactions                                                              8,019           14,795          593,151          374,162
                                                                        --------         --------         --------         --------
Net Increase in Net Assets                                                13,333           16,289          728,089          419,353
Net Assets:
Beginning of Year                                                         19,187            2,898          452,598           33,245
                                                                        --------         --------         --------         --------
End of Year                                                             $ 32,520         $ 19,187      $ 1,180,687       $  452,598
                                                                        ========         ========      ===========       ==========
Undistributed Net Investment Income                                     $    110         $      8      $        --       $       --
                                                                        ========         ========      ===========       ==========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                               98               23           40,167           18,019
  Shares Issued as Reinvestment of Distributions                               2               --               54               --
  Shares Redeemed                                                             --               --           (8,834)          (1,118)
                                                                        --------         --------         --------         --------
Net Increase in Institutional Class Shares                                   100               23           31,387           16,901
                                                                        --------         --------         --------         --------
Retail Class Shares:
     Shares Issued                                                           737            1,170           13,521           13,618
     Shares Issued as Reinvestment of Distributions                            7               --               39               --
     Shares Redeemed                                                        (289)             (28)          (4,608)          (1,080)
                                                                        --------         --------         --------         --------
Net Increase in Retail Class Shares                                          455            1,142            8,952           12,538
                                                                        --------         --------         --------         --------
Net Increase in Share Transactions                                           555            1,165           40,339           29,439
                                                                        ========         ========      ===========       ==========


Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                           RiverPark Short Term                  RiverPark
                                                                             High Yield Fund             Long/Short Opportunity Fund
                                                                       -------------------------------------------------------------
                                                                        Year Ended      Year Ended       Year Ended       Period
                                                                       September 30,   September 30,    September 30,  September 30,
                                                                            2013           2012              2013          2012*
                                                                       -------------------------------------------------------------
Operations:

Net Investment Income (Loss)                                           $  20,685        $   3,914        $  (1,164)        $   (207)
Net Realized Gain (Loss) from Investments,
 Purchased and Written Options, Swap
 Contracts, Securities Sold Short, Forward
 Foreign Currency Contracts and Foreign
 Currency Transactions                                                    (2,507)             (51)          (4,634)             158
Net Change in Unrealized Appreciation (Depreciation)
 on Investments, Purchased and Written Options,
 Swap Contracts, Securities Sold Short, Forward Foreign
 Currency Contracts and Foreign Currency Transactions                     (1,829)             429            7,906              540
                                                                       ---------        ---------        ---------          -------
Net Increase in Net Assets Resulting from Operations                      16,349            4,292            2,108              491
                                                                       ---------        ---------        ---------          -------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                             (11,095)          (2,416)              --               --
  Retail Class Shares                                                     (7,170)          (1,431)              --               --
Net Realized Gains:
  Institutional Class Shares                                                  --               --             (199)              --
  Retail Class Shares                                                         --               --              (48)              --
                                                                       ---------        ---------        ---------          -------
Total Distributions to Shareholders                                      (18,265)          (3,847)            (247)              --
                                                                       ---------        ---------        ---------          -------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                          586,205           92,917           17,104            9,038
  Shares Issued in Connection with In-Kind
  Contribution (see Note 5)                                                   --               --               --           10,680
  Shares Issued as Reinvestment of Distributions                           9,555            2,389              198               --
  Shares Redeemed                                                       (107,432)         (14,327)         (10,742)            (109)
                                                                       ---------        ---------        ---------          -------
Net Increase in Net Assets from Institutional
 Class Shares Transactions                                               488,328           80,979            6,560           19,609
                                                                       ---------        ---------        ---------          -------
Retail Class Shares:
  Shares Issued                                                          271,780           99,130           77,444            4,266
  Shares Issued as Reinvestment of Distributions                           7,025            1,324               47               --
  Shares Redeemed                                                        (90,065)          (8,919)         (11,112)             (70)
                                                                       ---------        ---------        ---------          -------
Net Increase in Net Assets from Retail Class
 Shares Transactions                                                     188,740           91,535           66,379            4,196
                                                                       ---------        ---------        ---------          -------
Net Increase in Net Assets from Capital
 Share Transactions                                                      677,068          172,514           72,939           23,805
                                                                       ---------        ---------        ---------          -------
Net Increase in Net Assets                                               675,152          172,959           74,800           24,296
Net Assets:
Beginning of Year                                                        197,925           24,966           24,296               --
                                                                       ---------        ---------        ---------          -------
End of Year                                                            $ 873,077        $ 197,925        $  99,096          $24,296
                                                                       =========        =========        =========          =======
Undistributed Net Investment Income                                    $      29        $      67        $     237          $    --
                                                                       =========        =========        =========          =======
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                           58,659            9,298            1,733              915
  Shares Issued in Connection with In-Kind
   Contribution (see Note 5)                                                  --               --               --            1,068
  Shares Issued as Reinvestment of Distributions                             958              239               21               --
  Shares Redeemed                                                        (10,756)          (1,431)          (1,084)             (11)
                                                                       ---------        ---------        ---------          -------
Net Increase in Institutional Class Shares                                48,861            8,106              670            1,972
                                                                       ---------        ---------        ---------          -------
Retail Class Shares:
  Shares Issued                                                           27,217            9,921            7,882              432
  Shares Issued as Reinvestment of Distributions                             705              133                5               --
  Shares Redeemed                                                         (9,026)            (893)          (1,125)              (7)
                                                                       ---------        ---------        ---------          -------
Net Increase in Retail Class Shares                                       18,896            9,161            6,762              425
                                                                       ---------        ---------        ---------          -------
Net Increase in Share Transactions                                        67,757           17,267            7,432            2,397
                                                                       =========        =========        =========          =======


*    Fund commenced operations on March 30, 2012.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                                                    Riverpark        Riverpark
                                                                     Riverpark/Gargoyle             Structural       Strategic
                                                                      Hedged Value Fund             Alpha Fund      Income Fund
                                                                  ------------------------------------------------------------------
                                                                   Year Ended      Period Ended    Period Ended     Period Ended
                                                                  September 30,    September 30,   September 30,    September 30,
                                                                      2013            2012*          2013**            2013***
                                                                  ------------------------------------------------------------------

Operations:

Net Investment Income (Loss)                                      $      196         $     87      $    (37)           $     --
Net Realized Gain (Loss) from Investments,
 Purchased and Written Options and
 Futures Contracts                                                       106             (533)          (51)                 --
Net Change in Unrealized Appreciation on
 Investments, Purchased and Written
 Options and Futures Contracts                                         5,194              584           195                  --
                                                                  ----------         --------      --------            --------
Net Increase in Net Assets Resulting from
 Operations                                                            5,496              138           107                  --
                                                                  ----------         --------      --------            --------
Distributions to Shareholders From:
Net Investment Income:
 Institutional Class Shares                                             (132)              --            --                  --
 Retail Class Shares                                                     (14)              --            --                  --
Net Realized Gains:
 Institutional Class Shares                                             (340)              --            --                  --
 Retail Class Shares                                                     (37)              --            --                  --
                                                                  ----------         --------      --------            --------
Total Distributions to Shareholders                                     (523)              --            --                  --
                                                                  ----------         --------      --------            --------
Capital Share Transactions:
Institutional Class Shares:
 Shares Issued                                                           885            3,519         1,252               2,000
 Shares Issued in Connection with In-Kind
  Contribution (see Note 5)                                               --           14,390         7,310                  --
 Shares Issued as Reinvestment of Distributions                          468               --            --                  --
 Shares Redeemed                                                      (2,257)          (1,135)         (547)                 --
                                                                  ----------         --------      --------            --------
Net Increase (Decrease) in Net Assets from
 Institutional Class Shares
Transactions                                                            (904)          16,774         8,015               2,000
                                                                  ----------         --------      --------            --------
Retail Class Shares:
 Shares Issued                                                         9,589              396           891                  75
 Shares Issued as Reinvestment of Distributions                           50               --            --                  --
 Shares Redeemed                                                      (2,353)              (7)          (10)                 --
                                                                  ----------         --------      --------            --------
Net Increase in Net Assets from Retail Class
 Shares Transactions                                                   7,286              389           881                  75
                                                                  ----------         --------      --------            --------
Net Increase in Net Assets from Capital
 Share Transactions                                                    6,382           17,163         8,896               2,075
                                                                  ----------         --------      --------            --------
Net Increase in Net Assets                                            11,355           17,301         9,003               2,075
Net Assets:
Beginning of Year                                                     17,301               --            --                  --
                                                                  ----------         --------      --------            --------
End of Year                                                       $   28,656         $ 17,301      $  9,003            $  2,075
                                                                  ==========         ========      ========            ========
Undistributed Net Investment Income                               $      137         $     87      $     --            $     --
                                                                  ==========         ========      ========            ========
Shares Issued and Redeemed:
Institutional Class Shares:
 Shares Issued                                                            79              372           125                 200
 Shares Issued in Connection with In-Kind
  Contribution (see Note 5)                                               --            1,439           731                  --
 Shares Issued as Reinvestment of Distributions                           45               --            --                  --
 Shares Redeemed                                                        (205)            (116)          (54)                 --
                                                                  ----------         --------      --------            --------
Net Increase (Decrease) in Institutional Class Shares                    (81)           1,695           802                 200
                                                                  ----------         --------      --------            --------
Retail Class Shares:
 Shares Issued                                                           843               41            88                   8
 Shares Issued as Reinvestment of Distributions                            5               --            --                  --
 Shares Redeemed                                                        (202)              (1)           (1)                 --
                                                                  ----------         --------      --------            --------
Net Increase in Retail Class Shares                                      646               40            87                   8
                                                                  ----------         --------      --------            --------
Net Increase in Share Transactions                                       565            1,735           889                 208
                                                                  ==========         ========      ========            ========


*    Fund commenced operations on April 30, 2012.
**   Fund commenced operations on June 28, 2013.
***  Fund commenced operations on September 30, 2013.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,

------------------------------------------------------------------------------------------------------------------------------------

                                     Net Asset     Net           Realized and                Dividends
                                     Value,        Investment    Unrealized      Total from  from Net   Distributions  Distributions
                                     Beginning of  Income        Gains (Losses)  Investment  Investment from Net       from Return
                                     Period        (Loss)(1)     on Investments  Operations  Income     Realized Gains of Capital
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund
  Institutional Class Shares
     2013                            $   13.27    $ 0.05          $   3.04         $ 3.09    $ (0.02)    $ (0.06)        $   --
     2012                                10.09      0.01              3.17           3.18         --          --             --
     2011                                10.00     (0.01)             0.16(2)        0.15         --          --          (0.06)
  Retail Class Shares
     2013                            $   13.21    $ 0.01          $   3.03         $ 3.04    $ (0.01)    $ (0.06)        $   --
     2012                                10.07     (0.03)             3.17           3.14         --          --             --
     2011                                10.00     (0.04)             0.16(2)        0.12         --          --          (0.05)
RiverPark/Wedgewood Fund
  Institutional Class Shares
     2013                            $   13.88    $(0.01)         $   2.38         $ 2.37    $    --     $ (0.04)        $   --
     2012                                10.32     (0.05)             3.61           3.56         --          --             --
     2011                                10.00     (0.06)             0.40(2)        0.34         --(3)       --          (0.02)
  Retail Class Shares
     2013                            $   13.82    $(0.05)         $   2.36         $ 2.31    $    --     $ (0.04)        $   --
     2012                                10.30     (0.08)             3.60           3.52         --          --             --
     2011                                10.00     (0.09)             0.40(2)        0.31         --          --          (0.01)
RiverPark Short Term High Yield Fund
  Institutional Class Shares
     2013                            $   10.01    $ 0.39          $  (0.07)        $ 0.32    $ (0.35)    $    --         $   --
     2012                                 9.88      0.44              0.08           0.52      (0.39)         --             --
     2011                                10.00      0.47             (0.15)          0.32      (0.44)         --             --
  Retail Class Shares
     2013                            $    9.99    $ 0.37          $  (0.06)        $ 0.31    $ (0.33)    $    --         $   --
     2012                                 9.88      0.42              0.06           0.48      (0.37)         --             --
     2011                                10.00      0.43             (0.13)          0.30      (0.42)         --             --


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------



                                                                                                              [RIVERPARK FUNDS LOGO]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Ratio of Total  Ratio of Net
               Net Asset                                       Ratio of Net        Expenses to     Investment
Total          Value, End                  Net Assets, End of  Expenses to         Average         Income (Loss) to   Portfolio
Distributions  of Period   Total Return++  Period (000)        Average Net Assets  Net Assets      Average Net Assets Turnover Rate
------------------------------------------------------------------------------------------------------------------------------------
$ (0.08)         $16.28      23.46%+        $   6,299              1.00%              1.06%             0.32%             45%
     --           13.27      31.52+             3,804              1.00               2.78              0.08              24
  (0.06)          10.09       1.44+             2,667              1.00               9.08             (0.10)             73

$ (0.07)         $16.18      23.15%+        $  26,221              1.25%              1.31%             0.06%             45%
     --           13.21      31.18+            15,383              1.25               1.74             (0.20)             24
  (0.05)          10.07       1.19+               231              1.25               9.76             (0.32)             73

$ (0.04)         $16.21      17.15%         $ 834,476              0.92%(4)           0.89%            (0.06)%            20%
     --           13.88      34.50+           279,016              1.00               1.03             (0.40)             24
  (0.02)          10.32       3.37+            33,004              1.00               2.83             (0.59)             48

$ (0.04)         $16.09      16.79%         $ 346,211              1.17%(4)           1.14%            (0.32)%            20%
     --           13.82      34.17+           173,582              1.25               1.27             (0.64)             24
  (0.01)          10.30       3.12+               241              1.25               3.71             (0.78)             48

$ (0.35)         $ 9.98       3.39%         $ 587,334              0.99%(4)           0.94%             3.88%            390%
  (0.39)          10.01       5.32+           100,224              1.00               1.12              4.42             611
  (0.44)           9.88       3.27+            18,883              1.00               2.12              4.69             454

$ (0.33)         $ 9.97       3.14%         $ 285,742              1.25%(4)           1.21%             3.75%            390%
  (0.37)           9.99       4.88+            97,701              1.25               1.32              4.23             611
  (0.42)           9.88       3.06+             6,083              1.25               2.18              4.28             454


+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)  Per share data was calculated using average shares for the period.
(2) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(3)  Amount represents less than $0.01 per share.
(4)  Ratio includes previously waived investment advisory fees recovered.




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,
------------------------------------------------------------------------------------------------------------------------------------

                                             Net         Realized and
                           Net Asset Value,  Investment  Unrealized Gains  Total from  Dividends from  Distributions
                           Beginning of      Income      (Losses) on       Investment  Net Investment  from Net        Total
                           Period            (Loss) (4)  Investments       Operations  Income          Realized Gains  Distributions

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund
 Institutional Class Shares
     2013                   $ 10.14          $ (0.22)    $   0.27         $   0.05        $   --         $ (0.09)       $ (0.09)
     2012(1)                  10.00            (0.13)        0.27             0.14            --              --             --
 Retail Class Shares
     2013                   $ 10.13          $ (0.23)    $   0.27         $   0.04        $   --         $ (0.09)       $ (0.09)
     2012(1)                  10.04            (0.13)        0.22             0.09            --              --             --
RiverPark/Gargoyle Hedged Value Fund
 Institutional Class Shares
     2013                   $  9.97          $  0.10     $   2.69         $   2.79        $(0.08)        $ (0.21)       $ (0.29)
     2012(2)                  10.00             0.05        (0.08)(5)        (0.03)           --              --             --
 Retail Class Shares
     2013                   $  9.96          $  0.06     $   2.70         $   2.76        $(0.07)        $ (0.21)       $ (0.28)
     2012(2)                   9.83             0.05         0.08             0.13            --              --             --
RiverPark Structural Alpha Fund
 Institutional Class Shares
     2013(3)                $ 10.00          $ (0.05)    $   0.17         $   0.12        $   --         $    --        $    --
 Retail Class Shares
     2013(3)                $ 10.00          $ (0.05)    $   0.17         $   0.12        $   --         $    --        $    --






    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


                                                                                                              [RIVERPARK FUNDS LOGO]
------------------------------------------------------------------------------------------------------------------------------------
                                                      Ratio of Net          Ratio of Total
                                                      Expenses to Average   Expenses to Average   Ratio of Net
                                                      Net Assets, Including Net Assets, Including Investment Income
Net Asset Value,                  Net Assets,         Dividend Expense and  Dividend Expense and  (Loss) to Average   Portfolio
End of Period    Total Return+    End of Period (000) Stock Loan Fee        Stock Loan Fee        Net Assets          Turnover Rate
------------------------------------------------------------------------------------------------------------------------------------
$   10.10          0.55%            $   26,686               3.46%(7)              3.60%               (2.22)%           56%
    10.14          1.40                 19,994               3.49(6)               4.12                (2.61)            20

$   10.08          0.45%            $   72,410               3.61%(7)              3.71%               (2.32)%           56%
    10.13          0.90                  4,302               3.68(6)               4.18                (2.78)            20

$   12.47         28.54%            $   20,123               1.25%                 1.52%                0.92%            66%
     9.97         (0.30)                16,899               1.25                  1.94                 1.28             29

$   12.44         28.42%            $    8,533               1.50%                 1.67%                0.54%            66%
     9.96          1.32                    402               1.50                  1.99                 1.35             29

$   10.12          1.20%            $    8,118               1.75%                 2.99%               (1.73)%           0%

$   10.12          1.20%            $      885               2.00%                 3.32%               (1.98)%           0%


+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
(1) Institutional Class Shares commenced operations on March 30, 2012 and Retail Class Shares commenced operations on April 3, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(2) Institutional Class Shares commenced operations on April 30, 2012 and Retail Class Shares commenced operations on May 4, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(3) Commenced operations on June 28, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(4)  Per share data was calculated using average shares for the period.
(5) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6) Dividend expense and stock loan fee totaled 1.64% of average net assets for the year ended September 30, 2012. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.
(7) Dividend expense and stock loan fee totaled 1.61% of average net assets for the year ended September 30, 2013. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013
--------------------------------------------------------------------------------

1. Organization

RiverPark Funds Trust (the "Trust"), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2013, the Trust was comprised of seven funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund (each a "Fund" and collectively the "Funds"). The investment objective of the RiverPark Large Growth Fund and RiverPark/Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. The investment objective of the RiverPark/ Gargoyle Hedged Value Fund and RiverPark Structural Alpha Fund is to seek long-term capital appreciation while exposing investors to less risk than broad stock market indices. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund which is non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, has registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees. The RiverPark Strategic Income Fund commenced operations on September 30, 2013. As of September 30, 2013, there has been no investment activity in the RiverPark Strategic Income Fund. The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013.

2. Summary of Significant Accounting Policies

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies.

Use of Estimates -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments -- Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange ("NYSE"). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees ("the Board").

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a "Business Day"). In addition, European or Far Eastern securities trading generally or in a particular country or countries

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc. ); and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedule of Securities Sold Short, Schedules of Open Options Purchased and Schedules of Open Options Written.

For the year or period ended September 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities. It is the Funds' policy to recognize transfers into and out of Levels at the end of the reporting period.

For the year or period ended September 30, 2013, there were no significant changes to the Funds' fair value methodologies.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Securities Sold Short -- As consistent with the RiverPark Long/Short Opportunity Fund's investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account with its custodian containing cash or high-grade securities. The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury Bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Written/Purchased Options -- Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, RiverPark Long/Short Opportunity Fund and RiverPark/Gargoyle Hedged Value Fund may sell uncovered call options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets. The RiverPark Structural Alpha Fund may purchase or sell options or option spreads, so long as the aggregate net notional value does not exceed 125%, and the gross notional value does not exceed 250% of the value of its assets.

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------


Written equity and index options transactions entered into during the year or period ended September 30, 2013 are summarized as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RiverPark Long/
                                                                               Short Opportunity
                                                                                    Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts           Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year                    --                        $   --
Written                                                182                          184,016
Expired                                                (33)                         (68,985)
Closing buys                                          (129)                         (91,211)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                          20                        $  23,820
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RiverPark/Gargoyle
                                                                                Hedged Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts            Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year                   237                        $   372,915
Written                                              2,937                          5,182,014
Expired                                               (150)                          (219,306)
Closing buys                                        (2,833)                        (4,982,201)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                         191                        $   353,422
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RiverPark Structural
                                                                                    Alpha Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts            Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the period                  --                        $        --
Written                                                356                            848,971
Expired                                                (97)                           (74,232)
Closing buys                                           (73)                          (153,640)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the period                       186                        $   621,099
------------------------------------------------------------------------------------------------------------------------------------


In addition to the option writing above, the RiverPark Long/Short Opportunity Fund purchased 130 options contracts, 280 options contracts expired and sold 80 options contracts in the current year for a realized loss of $190,540 with 20 purchased options outstanding. The RiverPark Structural Alpha Fund purchased 108 options contracts, 18 options contracts expired and sold 12 options contracts in the current period for a realized gain of $59,550 with 78 purchased options outstanding. Purchased and written options held as of September 30, 2013 are disclosed separately on the Statements of Assets and Liabilities. The realized and unrealized gain (loss) from options purchased and written options are disclosed separately on the Statements of Operations.

All written options and purchased options have equity risk exposure. Additionally, all written options and purchased options held as of September 30, 2013 are exchange-traded and therefore no right of setoff exists.

Swap Agreements -- The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund's restrictions on investments in foreign securities.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. A Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the swap contract.

All swaps held by the RiverPark Long/Short Opportunity Fund during the year ended September 30, 2013 had equity risk exposure.

Swaps are marked-to-market daily and are valued at the unrealized appeciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains or losses. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2013.

During the year ended September 30, 2013, the RiverPark Long/Short Opportunity Fund purchased 344,511 swap contracts and closed 207,059 swap contracts for a realized gain of $743,218 with 137,452 swap contracts outstanding. The open swap contracts are collateralized by $250,000 in cash.

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
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Futures and Options on Futures on Stock Indices -- The RiverPark Structural
Alpha Fund intends to use futures and may use options on futures. The use of futures involves the risk that the futures contract may temporarily not correlate with the underlying index on which it is based. Additionally, futures contracts are leveraged vehicles where limited amounts of capital can expose the Fund to significant exposure to changes in the underlying index. Options on futures involve the risks associated with futures as well as the risks associated with using index options. When options are purchased over-the-counter, the Fund will bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions. The options contracts are fully collateralized by securities pledged and $253,000 in cash.

Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument. Such unrealized is included as a component of the net assets on the Statement of Assets and Liabilities. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. As of September 30, 2013, the RiverPark Structural Alpha Fund has open futures contracts and during the year ended, all futures contracts held had equity risk exposure. For the period ended September 30, 2013, the total amount of all open futures contracts, as presented in the Schedule of Investments, are representative of the volume of activity during the year. Additionally, all futures contracts held are exchange-traded and therefore no right of setoff exists. In addition to collateral noted on the Schedule of Investments, the futures contracts are also collateralized by $209,000 in cash.

Master Limited Partnerships -- The Funds may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties.The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds' shares.


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Investment Transactions -- Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Organization and Offering Costs -- Offering costs for RiverPark Structural Alpha Fund, including the cost of printing the initial prospectus and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2013, the RiverPark Structural Alpha Fund had $36,642 remaining to be amortized.

Expenses -- Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund's do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts--Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts ("forward contracts") in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk -- the risk of loss due to a decline in the value of the hedged currencies -- at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2013, the RiverPark Short Term High Yield Fund held a forward contract. It is the Funds' policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. In accordance with this policy, unrealized appreciation and depreciation as of September 30, 2013 are presented in unrealized appreciation or unrealized depreciation on forward foreign currency contracts on the Statement of Assets and Liabilities. Realized and unrealized gains (losses) on forward

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2013, the total amount of open forward foreign currency contracts, as presented in the Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund and RiverPark Structural Alpha Fund and declared and paid monthly for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes -- Each Fund intends to qualify or continue to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year or period ended September 30, 2013, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period, the Funds did not incur any significant interest or penalties.

3. Agreements

Investment Advisory Agreement -- RiverPark Advisors, LLC ("RiverPark") serves as the Funds' investment adviser (the "Adviser"). For the services it provides to the Funds, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rate: 0.65% for the RiverPark Large Growth Fund, the RiverPark/ Wedgewood Fund, the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund, 1.50% for the RiverPark Long/Short Opportunity Fund, 0.90% for the RiverPark/Gargoyle Hedged Value Fund and 1.40% for the RiverPark Structural Alpha Fund.

The Adviser has agreed contractually to waive its fees and to absorb expenses of each Fund through January 31, 2014 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares of the Fund's average net assets for the RiverPark Large Growth Fund, the RiverPark/Wedgewood Fund, the RiverPark Short Term High Yield Fund, and the RiverPark Strategic Income Fund, 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Long/Short Opportunity Fund, 1.25% for the Institutional Class Shares and 1.50% for the Retail Class Shares of the Fund's average net assets for the RiverPark/Gargoyle Hedged Value Fund and 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Structural Alpha Fund. The Funds have each agreed to repay


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                                       47

Notes to Financial Statements
September 30, 2013 (continued)

3. Agreements (continued)

the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the fees were waived or Fund expenses were absorbed, to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination.

The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares for RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Long/Short Opportunity Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.25% for the Institutional Class Shares and 1.50% for the Retail Class Shares for RiverPark/Gargoyle Hedged Value Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Structural Alpha Fund.

As of September 30, 2013, the Adviser may in the future seek reimbursement of previously waived fees for the Funds as follows:

Fund                                            Expiring 2014      Expiring 2015      Expiring 2016          Total
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund                       $ 181,119          $ 72,780           $ 15,931           $ 269,830
RiverPark Long/Short Opportunity Fund                    --            48,060             59,084             107,144
RiverPark/Gargoyle Hedged Value Fund                     --            46,262             58,070             104,332
RiverPark Structural Alpha Fund                          --                --             26,858              26,858


For the year ended September 30, 2013, the Adviser recaptured previously waived fees of $215,208 for the RiverPark/Wedgewood Fund and $252,962 for the RiverPark Short Term High Yield Fund.

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and RiverPark Structural Alpha Fund and oversees the day-to-day portfolio management services provided by Wedgewood Partners, Inc. ("Wedgewood"), as sub-adviser to the RiverPark/Wedgewood Fund; Cohanzick Management Inc. ("Cohanzick"), as sub-adviser to the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund; and Gargoyle Investment Advisor LLC ("Gargoyle"), as sub-adviser to the RiverPark/Gargoyle Hedged Value Fund. With regard to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and RiverPark Structural Alpha Fund, the Adviser has discretion to purchase and sell securities in accordance with these Funds' objectives, policies, and restrictions. This investment discretion has been delegated by the Adviser to Wedgewood, Cohanzick and Gargoyle with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
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In consideration for an exchange of equity between RiverPark and Wedgewood in
July 2013, RiverPark and Wedgewood are considered to be affiliates. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark's adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of the net assets of RiverPark/Wedgewood Fund's average net assets.

Administrator, Custodian and Transfer Agent -- SEI Investments Global Funds Services (the "Administrator") serves as the Funds' administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services for an annual fee equal to 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Funds' average daily net assets, subject to a minimum annual fee.

Brown Brothers Harriman & Co. (the "Custodian") serves as the Funds' custodian pursuant to a Custodian Agreement. DST Systems, Inc. (the Transfer Agent") serves as the Funds' transfer agent pursuant to an Agency Agreement.

Distribution Agreement -- SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the "Distributor") serves as the Funds' distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2013, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% (currently set at 0.15%) and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other -- Certain officers and a Trustee of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations.

PaymentsofexpensespursuanttotheAdministrativeandShareholderServicesPlanswereimp
roperlyallocated between the RiverPark Short Term High Yield Fund and RiverPark/Wedgewood Fund from September 2012 until September 2013. Such misallocation resulted in the Wedgewood Fund paying $212,000 of expenses that should have been paid by the Short Term High Yield Fund. The resultant over/under payment is disclosed as a receivable/payable from/to affiliate on the Statement of Assets and Liabilities. The receivable/payable has been posted to the Funds' accounts as of December 2, 2013.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

4. Investment Transactions

The cost of security purchases and proceeds from security sales, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year or period ended September 30, 2013, were as follows:

                                                                   Proceeds
Fund                                       Purchases (000)      from Sales (000)
--------------------------------------------------------------------------------
RiverPark Large Growth Fund                $     20,101          $   11,004
RiverPark/Wedgewood Fund                        682,766             140,333
RiverPark Short Term High Yield Fund          1,679,149             957,758
RiverPark Long/Short Opportunity Fund            93,029              28,306
RiverPark/Gargoyle Hedged Value Fund             19,264              15,246
RiverPark Structural Alpha Fund                      --                  --
RiverPark Strategic Income Fund                      --                  --

There were no purchases or sales of U.S. Government securities for the year or period ended September 30, 2013.

5. In-Kind Contributions

As part of the Fund conversion on March 30, 2012, the RiverPark Long/Short Opportunity Fund received an in-kind contribution from the RiverPark Opportunity Fund, LLC, which consisted of $10,680,117 of cash, securities and securities sold short which were recorded at their then current value. As a result of the in-kind contribution, the RiverPark Long/Short Opportunity Fund issued 1,068,012 Institutional Class Shares at a $10/share net asset value.

As part of the Fund conversion on April 30, 2012, the RiverPark/Gargoyle Hedged Value Fund received an in-kind contribution from the Gargoyle Hedge Value Fund L.P., which consisted of $14,389,843 of securities and written options which were recorded at their then current value. As a result of the in-kind contribution, the RiverPark/Gargoyle Hedged Value Fund issued 1,438,984 Institutional Class Shares at a $10/share net asset value.

As part of the Fund conversion on June 28, 2013, the RiverPark Structural Alpha Fund received an in-kind contribution from the Wavecrest Partners Fund I L.P., which consisted of $7,310,149 of cash, purchased and written options and index futures, which were recorded at their then current value. As a result of the in-kind contribution, the RiverPark Structural Alpha Fund issued 731,015 Institutional Class Shares at a $10 per share net asset value.

The in-kind contributions were treated as tax-free transactions for federal income tax purposes, except for the RiverPark Structural Alpha Fund contribution which was taxable.

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to basis adjustment on carryover securities, distribution reclassification, net operating losses, Master Limited Partnership dividend income reclasses, losses on paydowns, basis adjustments for investment in Master Limited Partnership, investment in swaps, currency transactions, investment in short securities and REIT adjustments which have been classified to/from the following components of net assets (000):


                                                Undistributed
                                                Net Investment         Accumulated
Fund                                            Income (Loss)       Realized Gain (Loss)      Paid-In Capital
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund                     $      96              $   (95)                  $   (1)
RiverPark/Wedgewood Fund                            1,056               (1,056)                      --
RiverPark Short Term High Yield Fund               (2,458)               2,458                       --
RiverPark Long/Short Opportunity Fund               1,401                 (485)                    (916)
RiverPark/Gargoyle Hedged Value Fund                   --                  876                     (876)
RiverPark Structural Alpha Fund                        37                  (37)                      --


These reclassifications have no impact on net asset value or net asset value per share.

The tax character of dividends and distributions declared during the last two years or periods ended September 30, 2013, was as follows (000):

                                                 Ordinary       Long-Term        Return of
Fund                                              Income       Capital Gain       Capital            Total
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund
  2013                                           $   69         $   44            $   --           $     113
RiverPark/Wedgewood Fund
  2013                                            1,598             --                --               1,598
RiverPark Short Term High Yield Fund
  2013                                           18,265             --                --              18,265
  2012                                            3,847             --                --               3,847
RiverPark Long/Short Opportunity Fund
  2013                                              161             86                --                 247
RiverPark/Gargoyle Hedged Value Fund
  2013                                              296            227                --                 523


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

6. Federal Tax Information (continued)

As of September 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):



                                                                                                                           Total
                                                                                                                       Distributable
                                      Undistributed Undistributed                            Unrealized       Other        Earnings
                                        Ordinary     Long-Term    Capital Loss  Post-October Appreciation    Temporary  (Accumulated
                                         Income     Capital Gain  Carryforwards   Losses     (Depreciation) Differences    Losses)
                                      ----------------------------------------------------------------------------------------------
RiverPark Large Growth Fund            $     86        $   96        $   --    $    --       $ 6,400         $  80        $  6,662
RiverPark/Wedgewood Fund                  3,753         1,486            --         --       173,533            --         178,772
RiverPark Short Term High Yield Fund         29            --          (112)       (91)       (1,586)           --          (1,760)
RiverPark Long/Short Opportunity Fund        --            --            --     (4,272)        9,788        (2,148)          3,368
RiverPark/Gargoyle Hedged Value Fund        230           199            --         --         6,849          (850)          6,428
RiverPark Structural Alpha Fund              20            87            --         --            --            --             107


Post-October losses represent losses realized on investment transactions from November 1, 2012, through September 30, 2013, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future capital gains. At September 30, 2013, the breakdown of capital loss carryforwards was as follows (000):

Fund                                                Expires 2019
--------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund                     $1

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards under the new provisions are as follows (000):

Fund                                           Short Term Loss      Long Term Loss      Total
---------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund                $111                $ --             $111



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                                       52

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

For federal income tax purposes, the cost of securities owned at September 30, 2013, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds, excluding securities sold short and purchased and written options, at September 30, 2013, were as follows
(000):


                                                                     Aggregate             Aggregate
                                                                       Gross                 Gross              Net Unrealized
                                               Federal Tax           Unrealized            Unrealized           Appreciation
Fund                                              Cost              Appreciation          Depreciation         (Depriciation)
------------------------------------------------------------------------------------------------------------------------------------

RiverPark Large Growth Fund                  $   26,331             $   6,545             $    (145)            $    6,400
RiverPark/Wedgewood Fund                      1,005,115               185,668               (12,135)               173,533
RiverPark Short Term High Yield Fund            873,321                 1,272                (2,912)                (1,640)
RiverPark Long/Short Opportunity Fund            97,944                15,272                (1,804)                13,468
RiverPark/Gargoyle Hedged Value Fund             22,570                 7,032                  (183)                 6,849
RiverPark Structural Alpha Fund                   8,022                    --                    --                     --
RiverPark Strategic Income Fund                   2,000                    --                    --                     --


7. Risks

The RiverPark Short Term High Yield Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities.

The RiverPark Short Term High Yield Fund invests in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

The RiverPark Short-Term High Yield Fund invests principally in high-yield securities. Such securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Fund invests in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

7. Risks (continued)

The RiverPark Short Term High Yield Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund is exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund will realize a loss. The risk on a short sale is unlimited because the RiverPark Long/Short Opportunity Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund, RiverPark/Gargyole Hedged Value Fund and RiverPark Structural Alpha Fund invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund's trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund's direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or "basis" risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund's investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund's use of swaps may not be effective in fulfilling the Fund's investment strategies and may contribute to losses that would not have been incurred otherwise. As a registered investment company, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other approved measures to "cover" open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC's positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty's obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund intends to settle swap agreements at least monthly.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2013 (continued)
--------------------------------------------------------------------------------

8. Other

On September 30, 2013, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

Fund
--------------------------------------------------------------------------------
RiverPark Large Growth Fund
     Institutional Class Shares                                 81%
     Retail Class Shares                                        95%
RiverPark/Wedgewood Fund
     Institutional Class Shares                                 62%
     Retail Class Shares                                        87%
RiverPark Short Term High Yield Fund
     Institutional Class Shares                                 68%
     Retail Class Shares                                        86%
RiverPark Long/Short Opportunity Fund
     Institutional Class Shares                                 64%
     Retail Class Shares                                        94%
RiverPark/Gargoyle Hedged Value Fund
     Institutional Class Shares                                 13%
     Retail Class Shares                                        83%
RiverPark Structural Alpha Fund
     Institutional Class Shares                                 26%
     Retail Class Shares                                        97%
RiverPark Strategic Income Fund
     Institutional Class Shares                                100%
     Retail Class Shares                                       100%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

9. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board ("FASB") issued a further update to the guidance "Balance Sheet -- Disclosures about Offsetting Assets and Liabilities". The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013 and for the period ended September 30, 2013 was applicable only to the RiverPark Structural Alpha Fund. Management is currently evaluating the impact, if any, on the remaining Funds' financial statements.

Additional disclosure was required for the RiverPark Structural Alpha Fund and is included in the Notes to Financial Statements.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

--------------------------------------------------------------------------------

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                                                          [RIVERPARK FUNDS LOGO]
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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
RiverPark Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, schedules of open options purchased, and schedules of open options written of RiverPark Funds Trust (the "Trust"), comprising RiverPark Large Growth Fund, RiverPark/ Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/ Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund, and RiverPark Strategic Income Fund (the "Funds") as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for RiverPark Large Growth Fund, RiverPark/ Wedgewood Fund, and RiverPark Short Term High Yield Fund, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two periods in the period then ended for RiverPark Long/Short Opportunity Fund and RiverPark Gargoyle Hedged Value Fund, and the related statements of operations, and changes in net assets, and financial highlights for the period June 28, 2013 (commencement of operations), to September 30, 2013, for RiverPark Structural Alpha Fund, and the related statement of changes in net assets as of September 30, 2013 (commencement of operations), for RiverPark Strategic Income Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverPark Funds Trust as of September 30, 2013, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund's financial statements and financial highlights as a whole. The information presented on pages 1 through 14 and pages 58 through 68, which is the responsibility of the Funds' management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 3, 2013

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                                       57



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                 TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2013.

---------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,          POSITION(S) HELD      TERM OF OFFICE      PRINCIPAL              NUMBER OF            OTHER
AND AGE                 WITH THE TRUST        AND LENGTH OF       OCCUPATION(S)          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                              TIME SERVED         DURING PAST FIVE       COMPLEX**            HELD BY TRUSTEE
                                                                  YEARS
---------------------------------------------------------------------------------------------------------------------------------
Richard Browne,         Independent           Indefinite; since   President, Rector      7                    None
156 West 56th           Trustee               September 20,       Management
Street, 17th Floor,                           2010                Corporation
New York, NY                                                      (since 1986).
10019
(53)
---------------------------------------------------------------------------------------------------------------------------------
Michael Cohen,          Independent           Indefinite; since   Managing Partner,      7                    None
156 West 56th           Trustee               September 20,       Coda Capital
Street, 17th Floor,                           2010                Partners
New York, NY                                                      (since 1999).
10019
(54)
---------------------------------------------------------------------------------------------------------------------------------
Ira Balsam,             Independent           Indefinite; since    Chief Financial       7                    None
156 West 56th           Trustee               March 1,             Officer, Avenue
Street, 17th Floor,                           2010                 Capital Management
New York, NY                                                       II, L.P. (2/2002-
10019                                                              12/31/2011)
(48)
---------------------------------------------------------------------------------------------------------------------------------
Morty Schaja*,          Interested Trustee,   Indefinite; since   Chief Executive        7                    None
156 West 56th Street,   President and         June 22, 2010       Officer and
17th Floor, New York,   Chairman of the                           Managing
NY 10019                Board                                     Partner, RiverPark
(58)                                                              Advisors, LLC and
                                                                  RiverPark Capital
                                                                  Management LLC
                                                                  (since 2009); Chief
                                                                  Executive Officer
                                                                  and Managing
                                                                  Partner, RiverPark
                                                                  Capital LLC (since
                                                                  2006); President
                                                                  and Chief Operating
                                                                  Officer, Baron
                                                                  Capital Inc. and
                                                                  Baron Funds (1991
                                                                  to 2006).
---------------------------------------------------------------------------------------------------------------------------------
Mitch Rubin*,           Interested Trustee    Indefinite; since   Chief Investment       7                    None
156 West 56th Street,                         September 20,       Officer and
17th Floor, New York,                         2010                Managing
NY 10019                                                          Partner, RiverPark
(47)                                                              Advisors, LLC and
                                                                  RiverPark Capital
                                                                  Management LLC
                                                                  (since 2009); Chief
                                                                  Investment Officer
                                                                  and Managing
                                                                  Partner, RiverPark
                                                                  Capital LLC (2006
                                                                  to 2008 and since
                                                                  2009); Partner,
                                                                  Arience Capital
                                                                  (2008); Baron Capiatl Inc.
                                                                  Portfolio
                                                                  Manager(1995 to
                                                                  2006).
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

           TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,          POSITION(S) HELD      TERM OF OFFICE      PRINCIPAL              NUMBER OF            OTHER
AND AGE                 WITH THE TRUST        AND LENGTH OF       OCCUPATION(S)          PORTFOLIOS IN FUND   DIRECTORSHIPS
                                              TIME SERVED         DURING PAST FIVE       COMPLEX**            HELD BY TRUSTEE
                                                                  YEARS
---------------------------------------------------------------------------------------------------------------------------------
Paul Genova,            Secretary             Since September     Chief Financial        N/A                  N/A
156 West 56th Street,                         20, 2010            Officer, RiverPark
17th Floor, New York,                                             Advisors, LLC and
NY 10019                                                          RiverPark Capital
(36)                                                              Management
                                                                  LLC (since 2009);
                                                                  Chief Financial
                                                                  Officer, RiverPark
                                                                  Capital LLC (since
                                                                  2008); Controller,
                                                                  K Squared Capital
                                                                  Advisors, LP
                                                                  (2007 to 2008);
                                                                  Exis Capital
                                                                  Management, Inc.
                                                                  (2003 to 2007).
---------------------------------------------------------------------------------------------------------------------------------
Matt Kelly,             Vice President        Since September     Chief Marketing        N/A                  N/A
156 West 56th                                 20, 2010            Officer and
Street, 17th Floor,                                               Partner, RiverPark
New York, NY                                                      Advisors, LLC and
10019                                                             RiverPark Capital
(44)                                                              Management LLC
                                                                  (since 2010); Vice
                                                                  President, Baron
                                                                  Funds (1997 to
                                                                  2010).
---------------------------------------------------------------------------------------------------------------------------------
Michael Lawson,         Treasurer and Chief   Since September     Director, SEIGFS       N/A                  N/A
One Freedom             Financial Officer     20, 2010            Fund Accounting
Valley Drive, Oaks,                                               Department (since
PA 19456                                                          2005).
(52)
---------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker,         Assistant Vice        Since November 12,  Corporate Counsel,     N/A                  N/A
One Freedom Valley      President and         2012 Investments    SEI Global
Drive Oaks, PA 19456    Assistant Secretary                       Funds Services (since
(34)                                                              2012); The Glenmede
                                                                  Trust Company (2011-
                                                                  2012); Drinker
                                                                  Biddle & Reath LLP
                                                                 (2006-2011).
---------------------------------------------------------------------------------------------------------------------------------
Carolyn Mead,           Assistant Vice        Since September     Corporate Counsel,     N/A                  N/A
One Freedom             President and         20, 2010            SEIGFS (since
Valley Drive, Oaks,     Assistant Secretary                       2007); Associate
PA 19456                                                          Counsel, Stradley
(56)                                                              Ronan, Stevens &
                                                                  Young LLP (2004 to
                                                                  2007).
---------------------------------------------------------------------------------------------------------------------------------
Brian Ferko,            Chief Compliance      Since September     Managing Director,     N/A                  N/A
500 East                Officer               20, 2010            Cipperman
Swedesford Road,                                                  Compliance
Suite 104 Wayne,                                                  Services;
PA 19087                                                          formerly with
(42)                                                              Aberdeen Asset
                                                                  Management,
                                                                  BHR Fund
                                                                  Advisers, Ardmore
                                                                  Investment
                                                                  Partners and
                                                                  Turner Investment
                                                                  Partners.
---------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who are "interested persons" of the Trust or Fund under the 1940 Act
**   The Fund complex includes each series of the Trust

--------------------------------------------------------------------------------

Disclosure of Fund Expenses (Unaudited)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return--the account values shown may not apply to your specific investment.

--------------------------------------------------------------------------------

Disclosure of Fund Expenses
(Unaudited) (continued)                                   [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         Beginning       Ending          Net           Expenses
                                                                          Account        Account       Annualized        Paid
                                                                           Value          Value         Expense         During
                                                                          4/1/13         9/30/13        Ratios          Period*
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Institutional Class Shares
     Actual Fund Return                                                $ 1,000.00      $ 1,109.00        1.00%         $ 5.29
     Hypothetical 5% Return                                              1,000.00        1,020.05        1.00            5.06
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Retail Class Shares
     Actual Fund Return                                                  1,000.00        1,107.50        1.25            6.60
     Hypothetical 5% Return                                              1,000.00        1,018.80        1.25            6.33
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Institutional Class Shares
     Actual Fund Return                                                  1,000.00        1,108.00        0.87            4.60
     Hypothetical 5% Return                                              1,000.00        1,020.71        0.87            4.41
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Retail Class Shares
     Actual Fund Return                                                  1,000.00        1,105.80        1.12            5.91
     Hypothetical 5% Return                                              1,000.00        1,019.45        1.12            5.67
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Institutional Class Shares
     Actual Fund Return                                                  1,000.00        1,015.00        0.98            4.95
     Hypothetical 5% Return                                              1,000.00        1,020.16        0.98            4.96
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Retail Class Shares
     Actual Fund Return                                                  1,000.00        1,014.80        1.25            6.31
     Hypothetical 5% Return                                              1,000.00        1,018.80        1.25            6.33
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Institutional Class Shares
     Actual Fund Return                                                  1,000.00        1,023.30        2.77+          14.05
     Hypothetical 5% Return                                              1,000.00        1,011.18        2.77           13.97
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Retail Class Shares
     Actual Fund Return                                                  1,000.00        1,023.40        2.92+          14.81
     Hypothetical 5% Return                                              1,000.00        1,010.43        2.92           14.72
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value Fund -- Institutional Class Shares
     Actual Fund Return                                                  1,000.00        1,090.00        1.25            6.55
     Hypothetical 5% Return                                              1,000.00        1,018.80        1.25            6.33
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value Fund -- Retail Class Shares
     Actual Fund Return                                                  1,000.00        1,089.30        1.50            7.86
     Hypothetical 5% Return                                              1,000.00        1,017.55        1.50            7.59
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Institutional Class Shares***
     Actual Fund Return                                                  1,000.00        1,012.00        1.75            4.58**
     Hypothetical 5% Return                                              1,000.00        1,016.29        1.75            8.85
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Retail Class Shares***
     Actual Fund Return                                                  1,000.00        1,012.00        2.00            5.24**
     Hypothetical 5% Return                                              1,000.00        1,015.04        2.00           10.10
------------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 95/365.
***  Commenced operations on June 28, 2013.
+ The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

   APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

At an in-person meeting (the "Meeting") of the Board of Trustees (the "Board") of RiverPark Funds Trust (the "Trust"), held on August 12, 2013, the Board, including the Trustees who are not "interested persons" (the "Independent Trustees") as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved the continuance of the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between RiverPark Advisors, LLC (the "Adviser") and the Trust, on behalf of the RiverPark Large Growth Fund (the "Large Growth Fund"), RiverPark/Wedgewood Fund (the "Wedgewood Fund"), RiverPark Short Term High Yield Fund (the "High Yield Fund"), RiverPark Long/Short Opportunity Fund (the "Long/Short Opportunity Fund") and RiverPark/Gargoyle Hedged Value Fund (the "Hedged Value Fund", and together with the Large Growth Fund, the Wedgewood Fund, the High Yield Fund, and the Long/Short Opportunity Fund, the "Funds"). In addition, the Board and the Independent Trustees approved the continuance of the sub-advisory agreements among: (i) the Adviser, the Trust, and Cohanzick Capital Management, LLC, on behalf of the RiverPark Short Term High Yield Fund; (ii) the Adviser, the Trust and Wedgewood Partners, Inc., on behalf of the RiverPark/Wedgewood Fund; and
(iii) the Adviser, the Trust, and Gargoyle Investment Advisor, LLC, on behalf of the RiverPark/Gargoyle Hedged Value Fund (collectively, the "Sub-Advisory Agreements").

The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Board and the Independent Trustees under the 1940 Act in approving or renewing investment advisory agreements. In connection with its approval of the continuance of the Advisory Agreement and each Sub-Advisory Agreement, the Independent Trustees considered the following factors:

     o the nature, extent and quality of service's to be provided by the Adviser;

     o    the performance of the Adviser with respect to the Funds;

     o    the proposed fees and expenses under the Advisory Agreement;

     o    the economies of scale expected to be achieved;

     o the costs of the services to be provided by the Adviser and each sub-adviser and the structure of the Adviser's fees, including that the Adviser is responsible for the payment of each sub-adviser's fees;

     o the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and

     o the profitability of the Adviser and its affiliates from the relationship with each Fund.

None of these factors alone was determinative in the Independent Trustees' decision to approve the continuance of the Advisory Agreement and each Sub-Advisory Agreement, but each was a factor in the Independent Trustees' consideration. The Independent Trustees were encouraged to consider any additional factors they deemed relevant and were advised to use their own business judgment in determining the material factors to consider in evaluating the Advisory Agreement and the weight to be given to each factor.

In addition, the Independent Trustees discussed and considered the materials which had been distributed to them in advance of the Board meeting. These materials were prepared by the Adviser and the sub-advisers in response to the questionnaires provided by Trust counsel regarding certain matters relevant to the approval of the continuance of the Advisory Agreement and each Sub-Advisory Agreement under Section 15(c) of the 1940 Act. These materials included, among other things, information regarding: (a) the Adviser's and each sub-adviser's financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on economies of scale (if any) resulting from growth of the Funds' assets; (c) the Adviser's and each sub-adviser's readiness and ability to timely provide high quality and adequate information as may be requested by the Trustees (or the Adviser, in the case of each sub-adviser);
(d) regulatory issues; (e) each of


--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

the Adviser's and sub-adviser's Compliance Programs (including Compliance Manuals), Code of Ethics, and with respect to the Adviser, the report of the Trust's chief compliance officer; and (f) other material factors affecting the Adviser and each sub-adviser.

The Board also reviewed the information provided by the Adviser and each sub-adviser with respect to each Fund's performance as compared with their specific Lipper categories, Morningstar categories, benchmark indices and comparable funds, which information served to supplement the Board's regular quarterly review of each Fund's performance as against each Fund's relevant categories and indices. Information on the performance of the Funds as against Lipper categories, Morningstar categories and benchmark indices was reviewed as provided in the materials distributed to the Board in advance of the meeting for the following periods: (a) the month ended June 30, 2013, (b) the three-months ended June 30, 2013; (c) the six-months ended June 30, 2013; (d) year-to-date performance as of June 30, 2013; (e) one-year performance as of June 30, 2013; (f) annualized three-year and inception-to-date performance as of June 30, 2013, as applicable; and (g) cumulative performance from inception to date. Comparable fund performance was reviewed with respect to each comparable fund's: (i) total assets under management, (ii) net expense ratios,
(iii) gross expense ratios, (iv) percent returns for the one-month, three-month, and twelve-month periods; and (v) percent returns for 2011 and 2012.

The Board also reviewed the recent performance of the Funds. The Board noted the Large Growth Fund's underperformance as compared to the S&P 500 Index for the month ended June 30, 2013 and year-to-date. The Board noted, however, that the Large Growth Fund outperformed its Russell 1000 Growth Index, Morningstar category and Lipper category in the recent one, three and six month periods and year-to-date. The Board noted the outperformance of the High Yield Fund for the month ended June 30, 2013 and three-months ended June 30, 2013, as compared to certain Bank of America Merrill Lynch short-term indices, its Lipper categories and Morningstar category. The Board noted the outperformance of the High Yield Fund year-to-date as compared to certain of the Bank of America Merrill Lynch short term indices and noted the different objectives of the High Yield Fund in considering its underperformance relative to Lipper categories and Morningstar categories year-to-date.

The Board reviewed the performance of the Wedgewood Fund and noted its slight outperformance for the month ended June 30, 2013, as compared to the Russell 1000 Growth Index and its Lipper Categories, but noted its underperformance for the same period as compared to the S&P 500 Index. The Board also noted the Wedgewood Fund's underperformance in the recent three and six month periods, and year to date as compared to the Russell 1000 Growth Index and the S&P 500 Index. The Board also noted that the Wedgewood Fund's performance was relatively flat during the three months ended June 30, 2013, as compared to its Lipper categories, but underperforming its Morningstar category. The Board noted the Long/ Short Opportunity Fund's underperformance in the recent one, three, and six month periods and year to date as compared to the S&P 500 Index, its Lipper category and Morningstar category. The Board also noted the Long/Short Fund's outperformance on an annualized basis as compared to its Lipper categories and Morningstar category for the three-year period ended June 30, 2013. The Board noted the outperformance of the Hedged Value Fund in the recent three and six month periods, and year to date as compared to its Lipper categories and Morningstar categories, and its underperformance relative to the S&P 500 Index and Russell 1000 Value Index. The Board also noted the Hedged Value Fund's underperformance on an annualized basis as compared to the S&P 500 Index, the Russell 1000 Value Index and its Lipper categories for the three-year period ended June 30, 2013, but noted its outperformance as compared to its Morningstar category.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
                                  (continued)

The Board noted that as compared to the comparable funds, the Funds' net expense ratios were not the lowest, but within the range of the expense ratios of such comparable funds. The Board noted that the Large Growth Fund and Short Term High Yield Fund expense ratios were higher than the average of other comparable funds, but also noted the outperformance of each of the Large Growth Fund and Short Term High Yield Fund as against such comparable funds. With respect to the cost of services to be provided and the profits to be realized by the Adviser and the sub-advisers, the Board noted the continued benefit to the Funds and their shareholders of the fee waivers and expense limitation agreement in place between the Funds and the Adviser.

The Independent Trustees deliberated with counsel in executive session regarding the Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees reviewed with counsel the material factors (as noted above) for their consideration. The Independent Trustees considered, among other things, the extensive information provided by the Adviser and each sub-adviser with respect to the investment performance of each Fund and comparable fund information.

In considering the approval of the continuance of the Advisory Agreement, the Independent Trustees discussed each Fund's performance and the overall performance by the Adviser, their familiarity with the principals of the Adviser, their satisfaction with the Adviser's policies and procedures and the level of experience of the portfolio managers and their confidence in the Adviser's ability to continue to perform based on this experience. They further discussed the depth of resources and skill that the Adviser has demonstrated in its management of the Funds. In addition, the Independent Trustees noted the Adviser's demonstrated ability to comply with dynamic regulatory requirements and continued commitment to responsiveness and compliance going forward. They discussed the information that had been provided to them regarding the Adviser's fees, the Adviser's profitability and the expenses of the Funds and how this information compared to the data regarding other comparable funds. The Independent Trustees concluded that they had received and evaluated such information (including the Adviser's Compliance Program, Code of Ethics and the current Advisory Agreement and Expense Limitation Agreement) as they deemed necessary (in consultation with counsel) in order to make an informed determination as to whether the current Advisory Agreement continues to be in the best interest of the Trust and the Funds' shareholders. In making their determination, no single factor was controlling in their decision, but rather the Independent Trustees considered all of these factors in their totality.

Regarding each sub-adviser, the Independent Trustees considered the performance of the relevant Funds and the sub-adviser's expertise in managing the applicable strategy, as well as the performance history of the sub-adviser demonstrated by the written materials provided in advance of the meeting. The Independent Trustees concluded that they continued to be satisfied with each sub-adviser's qualifications. They discussed the information that had been provided to them regarding the fees and impact on each sub-adviser's profitability. They determined that the contractual arrangements that had been made between the Adviser and each sub-adviser regarding the absorption of certain costs and expenses or the operation with reduced or waived fees on certain assets of the relevant Funds demonstrated each sub-adviser's continued commitment to maintaining a reasonable expense ratio. They expressed their satisfaction with each sub-adviser's financial stability and prudent fiscal management and noted the continued personal investments of key management in each sub-adviser's strategy. With regard to each relevant Fund, the Independent Trustees noted they were satisfied with the data regarding other comparable funds and that the expense ratios of the Funds were fair and reasonable. They concluded that they had received and evaluated such information as they deemed necessary (in consultation with Trust counsel) to make an informed determination as to whether each Sub-


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Advisory Agreement continues to be in the best interest of the relevant Fund and its shareholders. In making their determination, no single factor was controlling in their decision, but rather the Independent Trustees considered all of these factors in their totality.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement and each Sub-Advisory Agreement were fair and reasonable; (b) concluded that the Adviser's and each sub-adviser's fees were reasonable in light of the services that the Adviser and each sub-adviser provides to the Funds; and (c) agreed to approve the continuance of the Advisory Agreement and each Sub-Advisory Agreement through September 30, 2014.

APPROVAL OF THE INVESTMENT ADVISORY INVESTMENT SUB-ADVISORY AGREEMENTS RELATED TO ITS NEW SERIES

RiverPark Structural Alpha Fund

At an in-person meeting of the Board of the Trust, held on May 6, 2013, the Board, including the Independent Trustees as defined by the 1940 Act, approved the Advisory Agreement between the Adviser and the Trust, on behalf of the Trust's new series, the RiverPark Structural Alpha Fund (the "Structural Alpha Fund").

The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Board and the Independent Trustees under the 1940 Act in approving or renewing investment advisory agreements. In connection with the approval of the Advisory Agreement, the Independent Trustees considered the following factors:

     o the nature, extent and quality of service's to be provided by the Adviser;

     o the anticipated performance of the Adviser with respect to the Structural Alpha Fund;

     o    the proposed fees and expenses under the Advisory Agreement;

     o    the economies of scale expected to be achieved;

     o the costs of the services to be provided by the Adviser and the structure of the Adviser's fees;

     o the extent to which economies of scale would be realized as the Structural Alpha Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and

     o the potential profitability of the Adviser and its affiliates from the relationship with the Structural Alpha Fund.

None of these factors alone was determinative in the Independent Trustees' decision to approve the Advisory Agreement on behalf of the Structural Alpha Fund, but each was a factor in the Independent Trustees' consideration. The Independent Trustees were encouraged to consider any additional factors they deemed relevant and were advised to use their own business judgment in determining the material factors to consider in evaluating the Advisory Agreement and the weight to be given to each factor.


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   APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
                                  (continued)

The Adviser discussed the alternative investment strategy to be followed by the Structural Alpha Fund. The Adviser introduced the portfolio managers recently hired by the Adviser for the management of the Structural Alpha Fund. The portfolio managers gave a presentation to the Board regarding the alternative investment strategy to be implemented and their backgrounds and experience. The Adviser then reviewed with the Board the materials provided to the Board regarding the fees and expenses of several funds comparable to the Structural Alpha Fund. The Board noted that the Structural Alpha Fund's advisory fee was the highest of the comparable funds. The Board also noted that the Structural Alpha Fund's operating expenses were among the highest of the comparable funds, but below the Morningstar Long/Short Category average. The Board also noted that the predecessor fund for the strategy, which was managed by the two portfolio managers, had fees that were substantially higher than the fees that the Adviser would be paid for managing the Structural Alpha Fund. The Adviser and the portfolio managers responded to questions from the Board regarding the portfolio managers' backgrounds and experience in managing this strategy, the benefits and risks associated with this alternative investment strategy, the proposed fees and expenses of the Structural Alpha Fund and the anticipated performance of this strategy.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement were fair and reasonable; (b) concluded that the Adviser's fees were reasonable in light of the services to be provided by the Adviser to the Structural Alpha Fund; and
(c) agreed to approve the Advisory Agreement for an initial two-year term.

RiverPark Strategic Income Fund

At an in-person meeting of the Board of the Trust, held on August 12, 2013, the Board, including the Independent Trustees as defined by the 1940 Act, approved the Advisory Agreement between the Adviser and the Trust, on behalf of the Trust's new series, the RiverPark Strategic Income Fund (the "Strategic Income Fund"). In addition, the Board and the Independent Trustees approved the sub-advisory agreement among the Adviser, the Trust, on behalf of its new series, the Strategic Income Fund, and Cohanzick Capital Management, LLC (the "New Sub-Advisory Agreement").

The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Board and the Independent Trustees under the 1940 Act in approving or renewing investment advisory agreements. In connection with the approval of the Advisory Agreement and the New Sub-Advisory Agreement, the Independent Trustees considered the following factors:

     o the nature, extent and quality of service's to be provided by the Adviser;

     o the anticipated performance of the Adviser and the sub-adviser with respect to the Strategic Income Fund;

     o    the proposed fees and expenses under the Advisory Agreement;

     o    the economies of scale expected to be achieved;

     o the costs of the services to be provided by the Adviser and the sub-adviser and the structure of the Adviser's fees, including that the Adviser is responsible for the payment of the sub-adviser's fees;

--------------------------------------------------------------------------------

                                       66

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                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

     o the extent to which economies of scale would be realized as the Strategic Income Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and

     o the potential profitability of the Adviser and its affiliates from the relationship with the Strategic Income Fund.

None of these factors alone was determinative in the Independent Trustees' decision to approve the Advisory Agreement and the New Sub-Advisory Agreement, but each was a factor in the Independent Trustees' consideration. The Independent Trustees were encouraged to consider any additional factors they deemed relevant and were advised to use their own business judgment in determining the material factors to consider in evaluating the Advisory Agreement and the New Sub Advisory Agreement and the weight to be given to each factor.

As previously noted, the Board considered and reviewed the performance of the High Yield Fund, also managed by the sub-adviser Cohanzick Management, LLC, in connection with the continuance of the Sub Advisory Agreement on behalf of the High Yield Fund. At the Meeting, the portfolio manager for Cohanzick Management, LLC, gave a presentation to the Board regarding the new series, the Strategic Income Fund. The portfolio manager discussed the strategy to be implemented for the Strategic Income Fund. The Adviser and the portfolio manager responded to questions from the Board regarding the portfolio manager's background and experience in managing this strategy, the benefits and risks associated with the strategy to be implemented, the proposed fees and expenses of the Strategic Income Fund and the anticipated performance of this strategy.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement and the New Sub-Advisory Agreement were fair and reasonable; (b) concluded that the Adviser's and the sub-adviser's fees were reasonable in light of the services to be provided to the Strategic Income Fund by the Adviser and the sub-adviser; and (c) agreed to approve the Advisory Agreement and the New Sub-Advisory Agreement for an initial two-year term.

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                                       67

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                       NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2013 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2013, the Fund is designating the following items with regard to distributions paid during the year.

                                                                        Long Term        Ordinary
                                                                       Capital Gains      Income           Total        Qualifying
                                                                       Distributions   Distributions   Distributions   Dividends (1)
                                                                       -------------   -------------   -------------   -------------
RiverPark Large Growth Fund                                                 39%             61%             100%            100%
RiverPark/Wedgewood Fund                                                     0%            100%             100%            100%
RiverPark Short Term High Yield Fund                                         0%            100%             100%              0%
RiverPark Long Short Opportunity Fund                                       35%             65%             100%             97%
RiverPark/Gargloye Hedged Value Fund                                        43%             57%             100%            100%
RiverPark Structural Alpha Fund                                              0%              0%               0%              0%
RiverPark Strategic Income Fund                                              0%              0%               0%              0%


                                                                       Qualifying         U.S.      Qualified       Qualified
                                                                        Dividend      Government    Interest        Short-Term
                                                                       Income (2)     Income (3)    Income(4)    Capital Gain(5)
                                                                       ----------     ----------   -----------   ---------------
RiverPark Large Growth Fund                                                 94%              0%         0%              100%
RiverPark/Wedgewood Fund                                                   100%              0%         0%              100%
RiverPark Short Term High Yield Fund                                         0%              0%       100%                0%
RiverPark Long Short Opportunity Fund                                       97%              0%         0%              100%
RiverPark/Gargloye Hedged Value Fund                                       100%              0%         0%              100%
RiverPark Structural Alpha Fund                                              0%              0%         0%                0%
RiverPark Strategic Income Fund                                              0%              0%         0%                0%



(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)  The percentage in this column represents the amount of "Qualifying
     Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors' Inner Circle Fund -- Edgewood Growth Fund who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

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                                       68

                      (This page intentionally left blank)

                               INVESTMENT ADVISER
                            RiverPark Advisors, LLC
                        156 West 56th Street, 17th Floor
                            New York, New York 10019


                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                             50 Post Office Square
                        Boston, Massachusetts 02110-1548


                                 PRIME BROKERS:
                              Goldman Sachs & Co.
                          200 West Street, 3(rd) Floor
                               New York, NY 10282

                       Credit Suisse Securities (USA) LLC
                      300 Conshohocken State Rd -- Ste 600
                          West Conshohocken, PA 19428

                            Interactive Brokers LLC
                            209 South LaSalle Street
                                   Suite 1000
                               Chicago, IL 60604


                                 TRANSFER AGENT
                               DST Systems, Inc.
                        333 West 11th Street, 5th Floor
                          Kansas City, Missouri 64105


                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                        Cohen Fund Audit Services, Ltd.
                          1350 Euclid Ave., Suite 800
                             Cleveland, Ohio 44115


                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  FUND COUNSEL
                                 Blank Rome LLP
                              405 Lexington Avenue
                         New York, New York 10174-0208





                                                                 RPF-AR-001-0300

ITEM 2.       CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant's principal executive officer and principal financial officer, was in effect during the entire period covered by this report.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Michael Cohen, member of the registrant's Audit Committee, is an "audit committee financial expert" and is "independent" as that term is defined in Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to registrant for the fiscal years ended September 30, 2013 and September 30, 2012 for professional services rendered by registrant's principal accountant were as follows:

     -------------------------------------------------------------
                                         2013              2012
     -------------------------------------------------------------
     (a) Audit Fees                    $68,500           $58,500
     -------------------------------------------------------------
     (b) Audit-Related Fees            $     -           $     -
     -------------------------------------------------------------
     (c) Tax Fees                      $17,000           $12,500
     -------------------------------------------------------------
     (d) All Other Fees                $     -           $     -
     -------------------------------------------------------------

Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.
All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item.

(e)(1) The registrant's Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which requires the registrant's Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant's investment adviser, if the services relate directly to the registrant's operations and financial reporting.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed by registrant's principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant's investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by registrant's principal accountant to either registrant's investment adviser or to any entity controlling, controlled by, or under common control with registrant's investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant's board of trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                      RiverPark Funds Trust


By (Signature and Title)*                         /s/ Morty Schaja
                                                  ----------------
                                                  Morty Schaja
                                                  President

Date: December 9, 2013





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                         /s/ Morty Schaja
                                                  ----------------
                                                  Morty Schaja
                                                  President


Date: December 9, 2013


By (Signature and Title)*                         /s/ Michael Lawson
                                                  ------------------
                                                  Michael Lawson
                                                  Chief Financial Officer and
                                                  Treasurer

Date: December 9, 2013

* Print the name and title of each signing officer under his or her signature.